UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Rithm Property Trust Inc.

(Exact name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Dear Stockholders,
On behalf of the Board of Directors, I cordially invite you to attend the 2026 Annual Meeting (the “Annual Meeting”) of the holders of common stock, par value $0.01 per share (the “Common Stock”), of Rithm Property Trust Inc., a Maryland corporation (“RPT,” the “Company,” “we,” “our” and “us”). The Annual Meeting will be held at the offices of Herbert Smith Freehills Kramer (US) LLP, 1177 Avenue of the Americas, New York, New York 10036, on June 2, 2026, at 8:00 a.m. Eastern Time.
All holders of our Common Stock at the close of business on the Record Date (April 13, 2026), or their duly appointed proxies, are authorized to attend the Annual Meeting. Admission to the Annual Meeting will be on a first-come, first-served basis.
The matters expected to be acted upon at the Annual Meeting are described in detail below and in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.
In accordance with U.S. Securities and Exchange Commission rules, we are using the Internet as our primary means of furnishing proxy materials to stockholders. Accordingly, on or about April 21, 2026, we will send our stockholders a notice with instructions for accessing the proxy materials and voting via the Internet or by telephone. This notice also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. Because we are using the Internet, most stockholders will not receive paper copies of our proxy materials. We believe the use of the Internet and telephone makes the proxy distribution process more efficient and less costly and helps conserve natural resources.
The Proxy Statement, the Notice of Annual Meeting of Stockholders and the Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “2025 Annual Report”) are available at http://www.proxyvote.com and may also be accessed through our website at https://www.rithmpropertytrust.com under the “Financial Info — SEC Filings” section. If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting and receiving a copy.
Your vote is important. Please authorize the named proxies to cast your vote over the Internet, by telephone or by completing and returning the proxy card to ensure that your shares are represented. Authorizing and submitting your proxy will ensure your representation at the Annual Meeting regardless of whether or not you attend in person. Returning the proxy does not deprive you of your right to attend the Annual Meeting and to vote your shares in person.
On behalf of our Board of Directors, we thank you for your continued interest in and support of our company. We look forward to seeing you on June 2, 2026.
Sincerely,
/s/ Michael Nierenberg

Michael Nierenberg
Chief Executive Officer and Member of the Board of Directors
This proxy statement is dated April 21, 2026 and is first being made available to the RPT stockholders on or about April 21, 2026.

Rithm Property Trust Inc.
799 Broadway, 8th Floor
New York, NY 10003
(646) 868-5483
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 2, 2026
NOTICE IS HEREBY GIVEN that the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Rithm Property Trust Inc., a Maryland corporation (the “Company”), will be held on June 2, 2026 at the offices of Herbert Smith Freehills Kramer (US) LLP, 1177 Avenue of the Americas, New York, New York 10036, beginning at 8:00 a.m. Eastern Time, and at any adjournments or postponements thereof, to consider the following matters, which are described in detail in the accompanying materials:
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to consider and vote upon the election of the four director nominees named in the Proxy Statement to serve until the 2027 annual meeting of stockholders and until their successors are elected and duly qualified;

2.
to consider and vote upon the ratification of the appointment of Ernst & Young LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2026;

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to consider and vote upon the advisory vote to approve the compensation of the Company’s named executive officers, as more fully described in the Proxy Statement;

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to consider and vote upon the approval of the Rithm Property Trust Inc. 2026 Omnibus Incentive Plan in the form attached as Annex A to this Proxy Statement; and

5.
to transact such other business as may properly come before the Annual Meeting or any postponements or adjournments of the Annual Meeting.

The Proxy Statement accompanying this notice describes each of these items of business in detail. The Board of Directors has fixed the close of business on April 13, 2026 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any postponements or adjournments of the Annual Meeting. Accordingly, only stockholders of record at the close of business on that date are entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment of the Annual Meeting.
Your vote is important. Whether or not you expect to attend the Annual Meeting, please authorize a proxy to vote your shares via the Internet, by telephone or by completing, dating, signing and promptly returning the proxy so that your shares may be represented at the Annual Meeting.
By Order of the Board of Directors,
/s/ Emma B. Hoelke

Emma B. Hoelke
Secretary
April 21, 2026
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 2, 2026
This Notice of Annual Meeting, the Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 are available at www.proxyvote.com.

i

RITHM PROPERTY TRUST INC.
799 Broadway, 8th Floor
New York, NY 10003

PROXY STATEMENT
2026 Annual Meeting of Stockholders

GENERAL INFORMATION ABOUT VOTING
Solicitation of Proxies
This Proxy Statement contains information related to the solicitation of proxies for exercise at our 2026 Annual Meeting of Stockholders (the “Annual Meeting”), to be held on June 2, 2026 at the offices of Herbert Smith Freehills Kramer (US) LLP, 1177 Avenue of the Americas, New York, New York 10036, beginning at 8:00 a.m. Eastern Time, for the purposes stated in the accompanying Notice of Annual Meeting of Stockholders.
The enclosed proxy is solicited by the Company on behalf of our Board of Directors (the “Board”). Each of “we,” “our,” “us,” “RPT” and the “Company” refer to Rithm Property Trust Inc., a Maryland corporation. We will pay the costs of soliciting proxies, including preparation and mailing of the Notice of Internet Availability of Proxy Materials (the “Notice”), preparation and assembly of this Proxy Statement, the proxy card and the 2025 Annual Report (as defined below), coordination of the Internet and telephone voting process and any additional information furnished to you by us. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock, par value $0.01 per share (the “Common Stock”) beneficially owned by others to forward to such beneficial owners. We will reimburse persons representing beneficial owners of shares of our Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by Internet and mail may be supplemented by telephone, facsimile or personal solicitation by our directors, officers or other regular employees, who will not receive any additional compensation for this solicitation.
This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “2025 Annual Report”) are available at http://www.proxyvote.com. This website address contains the following documents: the Notice, the Proxy Statement and form of proxy card and the 2025 Annual Report. You are encouraged to access and review all of the important information contained in the proxy materials before voting.
Annual Meeting Attendance
All holders of our Common Stock at the close of business on the record date of April 13, 2026 (the “Record Date”), or their duly authorized proxies, are authorized to attend the Annual Meeting for the purposes stated in the accompanying Notice of Annual Meeting of Stockholders. Admission to the Annual Meeting will be on a first-come, first-served basis. If you attend the Annual Meeting, you may be asked to present valid photo identification, such as a driver’s license or passport, before being admitted. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting.
We have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending the Notice to our stockholders of record as of the close of business on the Record Date. All stockholders entitled to vote at the Annual Meeting will be able to access the proxy materials on the website referred to in the Notice or to request to receive a printed set of the proxy materials. Instructions on how to request a printed copy by mail or electronically may be found on the Notice and on the website referred to in the Notice, including an option to request paper copies on a continuing basis. On or about April 21, 2026, we intend to make this Proxy Statement available on the Internet and to mail the Notice to all stockholders entitled to vote at the Annual Meeting.

Record Date, Stockholders Entitled to Vote and Quorum
As of April 13, 2026, there were 7,661,770 shares of Common Stock outstanding. Only holders of Common Stock of record as of such Record Date, or their duly authorized proxies, will be entitled to vote at the Annual Meeting. Our Common Stock constitutes the only class of securities entitled to vote at the Annual Meeting. Each share of our Common Stock outstanding on the Record Date entitles its holder to cast one vote on each matter to be voted on and to vote for as many individuals as there are directors to be elected.
Many stockholders hold their shares through a broker, bank or other nominee rather than directly in their own names. As summarized below, there are distinctions between shares of Common Stock held of record and those owned beneficially.
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Stockholder of record.   If your shares are registered directly in your name with the Company’s transfer agent, Equiniti Trust Company, LLC (“Equiniti”), you are considered the stockholder of record of those shares and the Notice is being sent directly by RPT to you.

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Beneficial owner of shares held in street name.   If your shares are held in a stock brokerage account or by a bank or other intermediary, your shares are held in “street name,” you are considered the “beneficial owner” of those shares and the Notice is being forwarded to you by your broker or other intermediary through which you hold those shares. Brokers and other intermediaries are not typically holders of record for beneficial owners but are “participants” in the Cede & Co./DTC depository system. Shares registered in the name of Cede & Co., as DTC’s nominee, are held in accounts for the clients of DTC participants (the banks, brokers and other nominees) and are commonly said to be held in “street name.” As the beneficial owner, you have the right to direct your broker how to vote your shares and are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you bring with you a legal proxy from the organization that holds your shares. Please also note that if you are the beneficial owner of shares held in “street name”, you will need to bring a copy of the brokerage statement reflecting your share ownership as of the Record Date.

Our Amended and Restated Bylaws (the “Bylaws”) provide that the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting constitutes a quorum at each meeting of stockholders. Abstentions and broker non-votes, if any, will be counted as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. If a quorum is not present at the Annual Meeting, the chairman of the meeting or the stockholders entitled to vote at such meeting, present in person or by proxy, shall have the power to adjourn the Annual Meeting to a date not more than 120 days after the original record date without notice other than announcement at the Annual Meeting.
Voting Requirements for the Proposals
Proposal 1 (Election of Directors):   Directors are elected by a plurality of votes cast, in person or by proxy, at the Annual Meeting, provided that a quorum is present. There is no cumulative voting in the election of directors. Therefore, the four director nominees receiving the highest number of “FOR” votes will be elected. For purposes of the election of directors, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. A stockholder with voting power (whether as a beneficial owner of shares, a designated proxy holder or a broker with discretionary authority to vote shares) who is present, in person or represented by proxy, has the discretion to “withhold” a vote for a director nominee. A vote “withheld” from a director nominee will not affect the outcome of the election of directors.
Proposal 2 (Ratification of Ernst & Young LLP):   The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve this proposal. For purposes of this vote, abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. Because brokers are permitted to vote on ratification of the appointment of auditors, there will be no broker non-votes on this proposal.

Proposal 3 (Advisory Approval of Executive Compensation):   The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve this proposal. For purposes of this vote, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. Although the vote on this advisory proposal is non-binding, the Compensation Committee of the Board (the “Compensation Committee”) and the Board value the opinion of stockholders and will take into account the outcome of the vote when considering future executive compensation decisions.
Proposal 4 (Approval of Omnibus Incentive Plan):   The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve this proposal. For purposes of this vote, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.
Broker Non-Votes
A broker non-vote occurs when a broker, bank or other nominee of record submits a proxy for the Annual Meeting but does not vote on a particular proposal because it has not received voting instructions from the beneficial owner and it does not otherwise have discretion to vote the uninstructed shares.
Under the rules of the New York Stock Exchange (“NYSE”) that govern brokers who are voting with respect to shares held in street name, brokers only have the discretion to vote those shares for which they have not received voting instructions on “routine” matters, but not on “non-routine” matters.
Under NYSE rules, Proposal 1 (Election of Directors), Proposal 3 (Advisory Approval of Executive Compensation) and Proposal 4 (Approval of Omnibus Incentive Plan) are considered non-routine matters.
Consequently, if you do not give your broker or other nominee voting instructions, your broker or other nominee will not be able to vote on these proposals and broker non-votes may exist with respect to each of these Proposals for which you did not specifically authorize your broker or other nominee to cast a vote.
Proposal 2 (Ratification of Ernst & Young LLP) is considered “routine” under the NYSE rules. If you are a beneficial owner and your shares are held in the name of a broker or other nominee, the broker or other nominee is permitted to vote your shares on the ratification of the appointment of Ernst & Young LLP (“EY”) as RPT’s independent registered public accounting firm for the fiscal year ending December 31, 2026, even if the broker or other nominee does not receive voting instructions from you.
Unless you instruct your broker, bank or other nominee to vote your shares held in street name, your shares will NOT be voted on any of the proposals other than Proposal 2 (Ratification of Ernst & Young LLP) at the Annual Meeting. Accordingly, RPT urges you to give instructions to your bank or broker or other nominee of record as to how you wish your shares to be voted so you may vote on these important matters.
Voting Instructions
If you are a stockholder of record, you may authorize your proxy by U.S. mail, Internet or telephone by following the instructions in the Notice. If you requested a paper copy of the proxy materials, you also may submit your proxy by mail by following the instructions included with your proxy card. The deadline for submitting your proxy by Internet or telephone is 11:59 pm Eastern Time the day before the Annual Meeting date. The designated proxy will vote according to your instructions. You may also attend the Annual Meeting and vote in person.
If the accompanying proxy card is properly signed and returned to us and not subsequently revoked, it will be voted as directed by you. Unless contrary instructions are given, the persons designated as proxy holders on the proxy card will vote: “FOR” the election of all nominees for the Board named in this Proxy Statement, “FOR” the ratification of the appointment of EY as our independent registered public accounting firm for the fiscal year ending December 31, 2026, “FOR” the non-binding advisory approval of compensation of the Company’s named executive officers and “FOR” the approval of the Rithm Property Trust Inc. 2026 Omnibus Incentive Plan and as recommended by the Board with regard to any other matters that may properly come before the Annual Meeting or, if no such recommendation is given, in their own discretion.

You may revoke a previously authorized proxy and change your vote at any time before the closing of the voting by (i) filing with RPT’s Secretary a written notice of revocation or a duly executed proxy bearing a later date; (ii) submitting a duly executed proxy bearing a later date with us; or (iii) attending the Annual Meeting and voting in person at the Annual Meeting. Your attendance at the Annual Meeting does not automatically revoke your previously submitted proxy.
If you are a street name or beneficial stockholder because your shares are held in a brokerage account or by a bank or other nominee, your broker or nominee firm will provide you with the Notice. Follow the instructions on the Notice to access the proxy materials and vote by Internet or to request a paper or email copy of the proxy materials. If you receive these materials in paper form, the materials include a voting instruction form so that you may instruct your broker or nominee how to vote your shares.
If you are a stockholder of record, authorizing a proxy to vote your shares in advance does not affect your right to attend the Annual Meeting and vote or change your vote there. If you send in your proxy card and also attend the Annual Meeting, you do not need to vote again at the Annual Meeting unless you want to change your vote.
Recommendations of the Board
The Board recommends that you vote as follows:
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Proposal 1 (Election of Directors):   “FOR” each of the Board nominees for election as directors;

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Proposal 2 (Ratification of Ernst & Young LLP):   “FOR” the ratification of EY as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

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Proposal 3 (Advisory Approval of Executive Compensation):   “FOR” the non-binding advisory approval of compensation of the Company’s named executive officers.

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Proposal 4 (Approval of the Omnibus Incentive Plan):   “FOR” the Rithm Property Trust Inc. 2026 Omnibus Incentive Plan.

Voting Results
The preliminary voting results will be announced at the Annual Meeting. In addition, within four business days following certification of the final voting results, RPT will file the final voting results with the United States Securities and Exchange Commission (the “SEC”) on a Current Report on Form 8-K.
Confidentiality of Voting
We keep all proxies, ballots and voting tabulations confidential as a matter of practice. We permit only our Inspector of Election, Equiniti, to examine these documents.
Additional Information
If you have any questions about the Annual Meeting or these proxy materials, please contact us at Rithm Property Trust Inc., 799 Broadway, 8th Floor, New York, NY 10003, Attn: Secretary, or call (646) 868-5483. If you have questions about your ownership of our Common Stock, please contact our transfer agent, Equiniti by dialing (718) 921-8200.
You should rely only on the information provided in this Proxy Statement. We have not authorized anyone to provide you with different or additional information. You should not assume that the information in this Proxy Statement is accurate as of any date other than the date of this Proxy Statement or, where information relates to another date set forth in this Proxy Statement, then as of that date.
This Proxy Statement contains certain forward-looking statements. Words such as “believes,” “intends,” “expects,” “projects,” “anticipates,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions, many of which are beyond our control, including, without limitation, the risk factors and other matters set forth in our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on February 18, 2026. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

Proposal 1 — Election of Directors
The Board is currently comprised of four directors. The nominees, all of whom are currently serving as our directors, have been recommended by the Board for election to serve as directors until the 2027 annual meeting of stockholders and until their successors are duly elected and qualified. Based on its review of the relationships between the director nominees and us, the Board has affirmatively determined that the following directors are “independent” directors under the rules of the NYSE and under applicable rules of the SEC: Ms. Haggerty and Messrs. Friedman and Hoffman.
The Board knows of no reason why any nominee would be unable to serve as a director. If any nominee is unavailable for re-election or service, the Board may designate a substitute nominee and the persons designated as proxy holders on the proxy card will vote for the substitute nominee recommended by the Board. Under these circumstances, the Board may also, as permitted by our Bylaws, decrease the size of the Board.
Nominees for Election as Directors
The following table sets forth the name and age of each director nominee, indicating all positions and offices with RPT currently held by the nominee.
Name	Age	Title	Director Since	Committee Assignment
Paul Friedman	70	Director, Chairman of the Board	2016	Audit, Compensation
Mary Haggerty	66	Director	2021	Audit, Nominating and Corporate Governance
Daniel Hoffman	66	Director	2024	Audit, Compensation, Nominating and Corporate Governance
Michael Nierenberg	63	Director, Chief Executive Officer	2024	N/A
Set forth below are descriptions of the backgrounds and principal occupations of each of the nominees.
Paul Friedman has been a member of the Board since July 2016 and has been the Chair of our Board and the Chair of our Compensation Committee since June 2024. Mr. Friedman has served on the board of directors of Oppenheimer Holdings Inc. since July 2015 and is currently the lead independent director, chair of its compliance committee and a member of its compensation committee. Mr. Friedman has also served on the board of directors of Tiptree Inc. since August 2016 and is currently chair of its audit committee. From November 2009 to March 2015, Mr. Friedman served as the Senior Managing Director and Chief Operating Officer of Guggenheim Securities LLC. From June 2008 to October 2009, Mr. Friedman served as the Managing Director of Mariner Investment Group. Mr. Friedman spent 27 years at Bear Stearns & Co. Inc. from 1981 to 2008, most recently holding the position of Chief Operating Officer of its Fixed Income Division. Mr. Friedman is a Certified Public Accountant and has an M.S. in Finance and Accounting from New York University, Stern School of Business, and a B.A. in Economics from Colgate University. Mr. Friedman brings an extensive amount of operational and risk management experience to the Board, as well as a deep knowledge of the financial services industry.
Mary Haggerty has been a member of the Board since March 2021 and the Chair of the Audit Committee since June 2024. Ms. Haggerty has served on the board of directors of Claros Mortgage Trust, Inc. since November 2021 and is currently chair of its audit committee. Ms. Haggerty served for 28 years in various roles at Bear Stearns and, following its 2008 merger with JPMorgan, at JPMorgan. She retired in March 2020 from JPMorgan Chase as a Managing Director in Capital Markets. Most recently, Ms. Haggerty led the Portfolio Management Group in Capital Markets and spearheaded the restructuring of Chase Home Lending’s mortgage servicing portfolio. Prior to that, she led several businesses in the Securitized Products Group of JPMorgan Securities, including Plymouth Park Tax Services (a business that invested in delinquent real estate taxes), the Securitized Products Transaction Management Group and EMC Mortgage Corporation (a residential mortgage special servicer). At Bear Stearns, as Senior Managing Director and Co-Head of Mortgage Finance, she built and managed its residential mortgage origination, acquisition, warehouse lending and mortgage finance businesses. Ms. Haggerty served as a board member of J.P. Morgan Residential Mortgage Acceptance Corp. between July 2009 and March 2020, a board member of Reoco, Inc. between December 2008 and March 2020 and a board member of Bear Stearns Residential Mortgage Corporation between April 2011 and December 2018. Ms. Haggerty began her career as a Certified Public Accountant at Arthur Young & Company. Ms. Haggerty also serves as board member and Treasurer of Virtual Enterprises International, Inc., a national educational non-profit that develops entrepreneurial skills in middle and high school students utilizing a work-based learning environment and academic standards-based education. She has a B.S. degree in accounting from the State University of New York at Albany, is a board member of The University at Albany Foundation and serves as a member of the Dean’s Advisory Council for the School of Business. Ms. Haggerty’s background in investment banking paired with her experience in various director roles provide her with the expertise to serve as a director.
Daniel Hoffman has served as a member of our Board and the Chair of the Nominating and Corporate Governance Committee since June 2024. He previously served as an independent director of our Board and as the head of our Board’s Audit Committee from its inception to June 2016. Additionally, since February 2026, he has served as the Chief Executive Officer of Collective Acquisitions Corp. II, a blank check company targeting the finance, strategic resources, defense technology and artificial intelligence sectors. He is the founder of and has acted as the Chief Executive Officer of The Monday Group, a multi-family office, since its founding in 2023. Mr. Hoffman was a Managing Director at Cerberus Capital Management, a residential real estate fund, from May 2016 to May 2023. He was a Managing Director and Co-Head of U.S. Securitized Products and Head of Sales at Royal Bank of Canada Capital Markets, from September 2015 to May 2016. Mr. Hoffman was a Managing Director at Amherst, Pierpont Securities, a broker-dealer specializing in mortgage and mortgage related securities, from May 2010 to August 2015. He was Head of Fixed Income Sales at Amherst until August 2013 when he accepted a position as an Adjunct Professor of Real Estate Finance at Baruch College, one of the schools of the City University of New York. Mr. Hoffman remained an adjunct professor until June 2015. From July 2008 until May 2010, he was a Managing Director at the Royal Bank of Scotland. Prior thereto, Mr. Hoffman was with Bear, Stearns & Co. Inc. as a Senior Managing Director in the Fixed Income Division. He was Head of Mortgage Sales, Interest Rate Sales and headed the Middle Markets sales team. Mr. Hoffman was at Bear, Stearns for 22 years, primarily focused on mortgages (all types), asset-backed securities, commercial mortgages, CDOs (collateralized debt obligations) and CLOs (collateralized loan obligations). Mr. Hoffman received his B.S. in Economics from the State University of New York at Binghamton and his M.B.A. in Finance from the University of Chicago Booth School of Business. Mr. Hoffman’s over 25 years of experience in the mortgage securities market and his broad-based investment banking experience qualify him to serve as a director.
Michael Nierenberg has served as the Chief Executive Officer and a member of our Board since June 2024. He is also the chief executive officer, president and member of the board of directors of Rithm Capital Corp. (together with its subsidiaries, “Rithm”), positions he has held since November 2013. He has served as chairman of the board of directors of Rithm since May 2016. Additionally, he has served as the Chief Executive Officer, Co-Chief Investment Officer and a member of the Board of Trustees of Rithm Perpetual Life Residential Trust, a non-traded REIT, since September 2025, and beginning in January 2025, Mr. Nierenberg has served as the Chairman of the board and a director and, since November 2024, the Chief Executive Officer of Rithm Acquisition Corp., a special purpose acquisition company. From November 2013 until June 2022, Mr. Nierenberg served as a Managing Director at Fortress. From December 2020 until June 2022, Mr. Nierenberg also served as Chief Executive Officer and Chairman of the board of Fortress Capital Acquisition Corp. and, from January 2021 until June 2022, as a member of its audit and compensation committees. Prior to becoming Chief Executive Officer of Rithm, Mr. Nierenberg served as a Managing Director and head of Global Mortgages and Securitized Products at Bank of America Merrill Lynch. Mr. Nierenberg joined Bank of America Merrill Lynch in November 2008 from JP Morgan, where he was head of Global Securitized Products and a member of the management committee of the investment bank. Prior to his tenure at JP Morgan, Mr. Nierenberg held a range of senior leadership positions during fourteen years with Bear, Stearns & Co. Inc., including Head of Interest Rate and Foreign Exchange Trading Operations, Co-Head of Structured Products and Co-Head of Mortgage-Backed Securities Trading. From 2006 to 2008, he was a member of Bear Stearns’s Board of Directors. Mr. Nierenberg spent seven years at Lehman Brothers prior to joining Bear Stearns and was instrumental in building the company’s adjustable-rate mortgage business. Mr. Nierenberg’s knowledge, skill, expertise and experience as described above qualify him as a director.

Vote Required and Recommendation
The affirmative vote of a plurality of all the votes cast at the Annual Meeting is necessary for the election of a director. Therefore, assuming a quorum is present, the four individuals with the highest number of affirmative votes will be elected to the four directorships. A vote “withheld” from a director, abstentions and other shares not voted (whether by broker non-vote or otherwise) will not be counted as votes cast and will have no effect on the result of the vote. There is no cumulative voting with respect to the election of directors.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES SET FORTH ABOVE.

COMPENSATION OF DIRECTORS
The independent directors receive an annual fee of $140,000 payable quarterly in shares of RPT’s Common Stock and/or in cash, at the election of each independent director. The number of shares is determined based on the average closing price per share for the first five days preceding the dividend record date for the quarter with respect to which such payment is made. The non-independent director is not entitled to any compensation for his service as a director. RPT reimburses all of its directors for their reasonable expenses incurred in connection with their attendance at board and committee meetings.
The chair of each committee of the Board other than the Audit Committee receives an additional cash payment of $15,000 per year. Each of the chairpersons of the Audit Committee and the Chair of the Board receives an additional cash payment of $20,000 per year.
The following table sets forth information regarding the compensation paid during 2025 to each of RPT’s independent directors:
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Total ($)
Paul Friedman	$153,125	$21,875	$175,000
Mary Haggerty	$160,000	$—	$160,000
Daniel Hoffman	$155,000	$—	$155,000

(1)
Includes payment of the portion of quarterly directors’ fees elected to be paid in shares of Common Stock.

(2)
As of December 31, 2025, none of our non-employee directors held any option awards or unvested stock awards.

CORPORATE GOVERNANCE AND BOARD MATTERS
Corporate Governance Profile
We have structured our corporate governance in a manner that we believe closely aligns RPT’s interests with those of its stockholders. Notable features of our corporate governance structure include the following:
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the Board is not classified, with each of RPT’s directors subject to re-election annually;

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three of RPT’s four directors satisfy the listing standards for independence of the NYSE and Rule 10A-3 under the Securities Exchange Act of 1934, as amended and (including the rules and regulations promulgated thereunder, the “Exchange Act”);

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three of RPT’s directors, including the chairperson of the Audit Committee, qualify as an “audit committee financial expert” as defined by the SEC;

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RPT complies with the requirements of the NYSE listing standards, including having board committees comprised solely of independent directors; and

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RPT has opted out of the business combination statute and the control share acquisition statute under the Maryland General Corporation Law.

RPT’s directors stay informed about our business by attending meetings of the Board and its committees and through supplemental reports and communications. RPT’s independent directors meet regularly in executive sessions without the presence of RPT’s corporate officers or non-independent directors.
Additionally, RPT’s overboarding policy, which is included in RPT’s Corporate Governance Guidelines, provides that if a director serves on more than three public company boards, his or her service on the Board will be subject to the Board’s determination that such simultaneous service on such other boards will not impair his or her ability to effectively serve on the Board.
Board Committees
The Board has established three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The principal functions of each committee are described below. RPT complies with the listing requirements and other rules and regulations of the NYSE, as amended or modified from time to time, and each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee is comprised exclusively of independent directors. Additionally, RPT from time to time may establish other committees to facilitate the management of RPT.
The table below provides membership information for each of the RPT standing committees as of the date of this Proxy Statement:
Member	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Paul Friedman	X	X (chair)
Mary Haggerty	X (chair)		X
Daniel Hoffman	X	X	X (chair)
Audit Committee
The Audit Committee consists of Ms. Haggerty (chairperson) and Messrs. Friedman and Hoffman. Ms. Haggerty and Messrs. Friedman and Hoffman each satisfies the requirements for being designated an “audit committee financial expert” as defined in SEC regulations because of their respective financial and accounting expertise.

The Board has adopted an Audit Committee charter. The Audit Committee charter defines its duties to include:
•
serving as an independent and objective body to monitor and assess the integrity of our consolidated financial statements, our compliance with legal and regulatory requirements, our financial reporting processes and related internal control systems and the performance generally of our internal audit function;

•
overseeing the audit and other services of our independent auditors and being directly responsible for the appointment, independence, qualifications, compensation and oversight of our independent auditors, who report directly to the Audit Committee;

•
providing an open means of communication among our independent auditors, accountants, financial and senior management, our internal audit department, our corporate compliance department and the Board;

•
resolving any disagreements between our management and the independent auditors regarding our financial reporting;

•
meeting at least quarterly with senior executives, internal audit staff and independent auditors;

•
discussing our earnings press releases and our policies with respect to risk assessment and risk management; and

•
preparing the audit committee report for inclusion, if required, in our annual proxy statements for our annual meetings of stockholders.

The Audit Committee charter also mandates that the Audit Committee approve all audit, audit-related, tax and other services conducted by our independent auditors. In addition, the Audit Committee may delegate authority to its chairperson to pre-approve engagements for the performance of audit and non-audit services. The chairperson must report all pre-approval decisions to the Audit Committee at its next scheduled meeting.
The Audit Committee also is responsible for engaging an independent registered public accounting firm, reviewing with the independent registered public accounting firm the plans and results of the audit engagement, approving professional services provided by the independent registered public accounting firm, including all audit and non-audit services, reviewing the independence of the independent registered public accounting firm, considering the range of audit and non-audit fees and reviewing the adequacy of our internal accounting controls. The Audit Committee is also responsible for monitoring cybersecurity risk, reviewing information technology (“IT”) security controls and evaluating the adequacy of security programs, compliance and controls that impact RPT. The Audit Committee also prepared the Audit Committee report included in this Proxy Statement.
Compensation Committee
The Compensation Committee consists of Messrs. Friedman (chairperson) and Hoffman.
The Board has adopted a Compensation Committee charter, which sets forth the Compensation Committee’s duties, including:
•
overseeing the Company’s compensation and employee benefit plans and practices, including its executive compensation plans and incentive-compensation and equity-based plans;

•
determining the compensation payable to non-employee directors, including the number of shares underlying, and the terms of, restricted common share awards and stock options to be granted to our directors;

•
administering and implementing RPT’s 2016 Equity Incentive Plan (the “2016 Plan”) and any other equity incentive plan that RPT may implement;

•
reviewing and approving any new equity compensation plan, material change to an existing plan or any stock option or other type of award, if required;

•
establishing guidelines and standards for determining the compensation, if any, of RPT’s executive officers and recommending to the Board compensation, if any, for them;

•
evaluating the objectives of the executive officer compensation programs and the performance of RPT’s executive officers; and

•
preparing a report on executive compensation, if required for inclusion in our annual proxy statement for our annual meetings of stockholders.

Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee consists of Mr. Hoffman (chairperson) and Ms. Haggerty. The Board has adopted a Nominating and Corporate Governance Committee charter, which defines the Nominating and Corporate Governance Committee’s duties, including:
•
establishing standards for service on the Board;

•
identifying individuals qualified to become members of the Board and recommending director candidates for election or re-election to the Board;

•
considering and making recommendations to the Board regarding board size, diversity and composition, committee composition and structure and procedures affecting directors, and each director’s independence, as well as the Board’s compliance with NYSE requirements;

•
making recommendations to the Board regarding the composition of the Board’s committees and making recommendations for any changes, including the creation and elimination of committees;

•
advising the Board and RCM GA Manager LLC, our external manager (the “Manager”) on candidates for our executive offices and conducting appropriate investigation of such candidates;

•
monitoring our corporate governance principles and practices, RPT’s code of business conduct and ethics, our human resource practices, our fulfillment of obligations of fairness in internal and external matters and the effectiveness of the Board; and

•
reviewing changes in legislation, regulations and other developments impacting corporate governance and making recommendations to the Board with respect to such matters.

Board and Committee Meetings
In 2025, the Board met seven times, the Audit Committee met four times, the Compensation Committee met two times and the Nominating and Corporate Governance Committee met two times, each including telephonic meetings. Each director attended more than 75% of Board and applicable committee meetings.
Directors are expected to attend, in person or by telephone, all Board meetings and meetings of committees on which they serve. Directors are expected to attend each annual meeting of stockholders, and all of our directors attended our annual meeting of stockholders in 2025.
Risk Management and Oversight Process
The Board is responsible for understanding the primary risks of RPT’s business. Each of its standing committees are involved in overseeing and reviewing certain risks within the scope of their respective responsibilities, including those described below.
Audit Committee
The Board and the Audit Committee monitor our credit risk, liquidity risk, regulatory risk, cybersecurity risk, operational risk and enterprise risk by regular reviews with management and independent auditors. Specifically, the Audit Committee oversees the following:
•
In its periodic meetings with independent auditors, the Audit Committee discussed the scope and plan for any internal audit and includes management in its review of accounting and financial controls, assessment of business risks and legal and ethical compliance programs.

•
The Audit Committee also discusses with our independent auditors the external audit scope, the independent auditing firm’s responsibility under applicable requirements, including the Standards of the Public Company Accounting Oversight Board, accounting policies and practices and other required communications.

•
The Audit Committee and, where appropriate, the independent members of the Board, review and approve related party transactions under our Related Party Transactions Policy.

•
The Audit Committee reviews IT security controls with management and evaluates the adequacy of RPT’s and its Manager’s security programs, compliance and controls.

Nominating and Corporate Governance Committee
The Board and the Nominating and Corporate Governance Committee monitor RPT’s governance and succession risks by regular reviews with management.
Compensation Committee
The Board and the Compensation Committee monitor our compensation policies and related risks by regular reviews with management.
The Board’s role in risk oversight is consistent with our leadership structure, with the Chief Executive Officer and other members of senior management of the Manager that perform services for us having responsibility for assessing and managing our risk exposure, and with the Board and its committees providing oversight in connection with these efforts.
Director Selection Process
The Nominating and Corporate Governance Committee is responsible for, among other things, the selection and recommendation to the Board of nominees for election as directors. In accordance with the Nominating and Corporate Governance Committee charter and RPT’s Corporate Governance Guidelines, the Nominating and Corporate Governance Committee develops on an annual basis guidelines and criteria for the selection of candidates for directors of the Board. In considering director candidates and the composition of the Board, the Nominating and Corporate Governance Committee takes into account factors including, but not limited to, the current composition of the Board as a whole; diversity; age and succession considerations; skills and industry and other experience in the context of the Board’s needs; the desire for a substantial majority of independent directors; and the commitment of time on the part of directors to their service. The Nominating and Corporate Governance Committee aims to advance the Board’s and RPT’s goal of having a Board with directors having a breadth of experience, complementary skills and a broad range of backgrounds relevant to our industry and business strategy. Applying these criteria, the Nominating and Corporate Governance Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and stockholders. After completing the identification and evaluation process described above, the Nominating and Corporate Governance Committee selects the nominees for directorship for stockholders to consider and vote upon at the annual meeting of stockholders.
Code of Business Conduct and Ethics
The Board established a Code of Business Conduct and Ethics that applies to RPT officers, directors and employees and a Code of Ethics for the Chief Executive Officer, Chief Financial Officer and other senior financial officers that applies to the Chief Executive Officer, Chief Financial Officer and other senior financial officers. Among other matters, RPT’s code of business conduct and ethics is designed to deter wrongdoing and to promote:
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honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•
full, fair, accurate, timely and understandable disclosure in RPT’s SEC reports and other public communications;

•
compliance with applicable laws, rules and regulations;

•
prompt internal reporting of violations of the code to appropriate persons identified in the code; and

•
accountability for adherence to the code of business conduct and ethics.

Any waiver of the Code of Business Conduct and Ethics must be approved by the Compliance Officer or such officer’s designee. Any waiver of the Code of Ethics for the Chief Executive Officer, Chief Financial Officer and other senior financial officers must be approved in writing by the Board. Any such waiver shall be promptly disclosed to stockholders as required by law or NYSE regulations by posting such information on our website.
Insider Trading Policy
We maintain an insider trading policy (the “Insider Trading Policy”) applicable to our directors, executive officers and other employees, as well as the Company itself and employees of Rithm. We believe the policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, including NYSE rules, in connection with the purchase, sale and/or other dispositions of Company securities or the securities of other companies with which we do business.
Anti-Hedging and Pledging Policy
Under RPT’s Insider Trading Policy, RPT’s named executive officers and directors are prohibited from hedging Company stock. Additionally, Company personnel are prohibited from engaging in any of the following activities involving RPT’s shares: pledging Company securities, short sales, buying or selling puts or calls, or engaging in derivative transactions relating to Company securities (e.g., exchange traded options, etc.).
Clawback Policy
RPT maintains a compensation recoupment or “clawback” policy pursuant to Section 10D of the Exchange Act, which requires RPT to recoup certain incentive-based compensation awarded to executive officers in the event that RPT is required to prepare an accounting restatement due to material noncompliance with financial reporting requirements.
Availability of Corporate Governance Materials
Stockholders may view RPT’s corporate governance materials, including the charters of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, RPT’s Corporate Governance Guidelines and RPT’s Code of Business Conduct and Ethics and the Code of Ethics for the Chief Executive Officer and Chief Financial Officer, on RPT’s website at www.rithmpropertytrust.com under the “Company Info — Corporate Governance” tab, and these documents are available in print to any stockholder who sends a written request to such effect to Rithm Property Trust Inc., 799 Broadway, 8th Floor, New York, NY 10003, Attention: Secretary. Information at or connected to RPT’s website is not and should not be considered a part of this Proxy Statement.
Independence of Directors
NYSE listing standards require NYSE-listed companies to have a majority of independent board members and a nominating/corporate governance committee, compensation committee and audit committee, each comprised solely of independent directors. Under the NYSE listing standards, no director of a company qualifies as “independent” unless the board of directors of the company affirmatively determines that the director has no material relationship with the company (either directly or as a partner, stockholder or officer of an organization that has a relationship with such company).
The Board currently has four directors, a majority of whom the Board has affirmatively determined, after broadly considering all relevant facts and circumstances, to be “independent” under the listing standards of the NYSE and under applicable rules of the SEC. The Board has affirmatively determined that each of the following directors is independent under these standards: Ms. Haggerty and Messrs. Friedman and Hoffman. Mr. Nierenberg is not independent as he is an executive officer of RPT and of Rithm.
The Board currently has four director nominees, of which the Board has affirmatively determined, after broadly considering all relevant facts and circumstances, that three are “independent” under the listing standards of the NYSE and under applicable rules of the SEC. The Board has affirmatively determined that each of the following director nominees are independent under these standards: Ms. Haggerty and Messrs. Friedman and Hoffman.
Board Leadership Structure
The Board does not have a set policy with respect to the separation of the offices of Chairman of the Board and the Chief Executive Officer. The Board believes that this issue is part of the succession planning process and that it is in the best interests of the Company for the Board to make a determination when it elects a new Chief Executive Officer.
Mr. Friedman currently serves as the Chairman of the Board. Mr. Friedman has an extensive amount of operational and risk management experience to the Board as well as a deep knowledge of the financial services industry. The Board has reviewed its current leadership structure and has determined that Mr. Friedman is most suitable to act as Chairman of the Board.
Communications with the Board
Stockholders and other interested parties may communicate with the Board by sending written correspondence to the Company at 799 Broadway, 8th Floor, New York, NY 10003, Attention: Secretary. The independent, non-employee directors have directed RPT’s Secretary to act as their agent in processing any communications received. All communications that relate to matters within the scope of the responsibilities of the Board and its standing committees are to be forwarded to the Chairman of the Board. Communications that relate to matters that are within the scope of the responsibilities of one of the Board’s standing committees are also to be forwarded to the chair of the appropriate committee.
Communications that relate to ordinary business matters that are not within the scope of the responsibilities of the Board are to be sent to the appropriate member of management.

REPORT OF THE AUDIT COMMITTEE
The Audit Committee of the Board is comprised of Ms. Haggerty and Messrs. Friedman and Hoffman, with Ms. Haggerty serving as its chair. The members of the Audit Committee are appointed by and serve at the discretion of the Board. One of the principal purposes of the Audit Committee is to assist the Board in the oversight of the integrity of RPT’s consolidated financial statements.
RPT’s management team has the primary responsibility for the consolidated financial statements and the reporting process, including the system of internal controls and disclosure controls and procedures. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited consolidated financial statements in the Annual Report on Form 10-K for the fiscal year ended December 31, 2025 with RPT’s management.
The Audit Committee also is responsible for assisting the Board in the oversight of the qualification, independence and performance of RPT’s independent auditors. The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited consolidated financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of RPT’s accounting principles and such other matters as are required to be discussed with the Audit Committee by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.
The Audit Committee has received both the written disclosures and the letter from EY required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and it has discussed with EY its independence.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that RPT’s audited consolidated financial statements for 2025 be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2025, for filing with the SEC.
Respectfully submitted,
The Audit Committee of the Board of Directors
Mary Haggerty (Chair)
Paul Friedman
Daniel Hoffman
The Audit Committee Report above does not constitute “soliciting material” and will not be deemed “filed” or incorporated by reference into any of RPT’s filings under the Securities Act of 1933, as amended, that might incorporate SEC filings by reference, in whole or in part, notwithstanding anything to the contrary set forth in those filings.

Proposal 2 — Ratification of Appointment of Independent Registered Public Accounting Firm
Introduction
On March 10, 2025, the Audit Committee of the Board, which is comprised entirely of independent directors, appointed EY as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Baker Tilly US, LLP had served as our independent registered public accounting firm for all fiscal years ended between December 31, 2014 and December 31, 2024. The Audit Committee has appointed EY to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2026 and has further directed that the selection of the independent registered public accounting firm be submitted for approval by the stockholders at the Annual Meeting. Representatives of EY are expected to be present at the Annual Meeting by conference phone, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.
Vote Required and Recommendation
The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve the ratification of the appointment of EY as our independent registered public accounting firm. For purposes of the vote on this proposal, abstentions and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote. Even if the appointment of EY as our independent registered public accounting firm is ratified, the Audit Committee may, in its discretion, change that appointment at any time during the year should it determine such a change would be in our and our stockholders’ best interests. In the event that the appointment of EY is not ratified, the Audit Committee will consider the appointment of another independent registered public accounting firm, but it will not be required to appoint a different firm.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.
Relationship with Independent Registered Public Accounting Firm
Fee Disclosure
Our consolidated financial statements for the period ended December 31, 2025 have been audited by EY, which served as our independent registered public accounting firm for that year.
The following summarizes the fees billed by EY for services performed for the fiscal year ended December 31, 2025. EY did not provide services to the Company for the fiscal year ended December 31, 2024:
Year Ended December 31, 2025
Audit Fees	$808,799
Audit-Related Fees	$—
Tax Fees	$—
All Other Fees	$—
Total	$808,799
Audit Fees.   Audit Fees consist of fees and expenses billed for professional services rendered for the audit of the consolidated financial statements, review of registration statements and services that are normally provided by accountants in connection with statutory and regulatory filings or engagements.
Audit-Related Fees.   Audit-Related Fees consist of fees and expenses for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements that are not “Audit Fees.”

Tax Fees.   Tax Fees consist of fees and related expenses billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal and state tax compliance and tax planning and structuring.
All Other Fees.   All Other Fees consist of fees and expenses for products and services that are not “Audit Fees,” “Audit-Related Fees” or “Tax Fees.”
Pre-Approval Policies and Procedures
The Audit Committee’s policy is to review and pre-approve, pursuant to the Audit Committee Pre-Approval Policy, any engagement of RPT’s independent auditor to provide any permitted non-audit service to RPT. Pursuant to the Audit Committee Pre-Approval Policy, which the Audit Committee will review and reassess periodically, a list of specific services within certain categories of services, including audit, audit-related and tax services, are specifically pre-approved for the upcoming or current fiscal year, subject to an aggregate maximum annual fee payable by RPT for each category of pre-approved services. Any service that is not included in the approved list of services must be separately pre-approved by the Audit Committee. In addition, the Audit Committee may delegate authority to its chairperson to pre-approve engagements for the performance of audit and non-audit services. The chairperson must report all pre-approval decisions to the Audit Committee at its next scheduled meeting.
Any audit-related, tax and other services provided to RPT by EY would be reviewed and pre-approved by the chairperson of the Audit Committee.

Proposal 3 — Non-Binding Advisory Resolution to Approve Executive Compensation
Section 14A of the Exchange Act provides that, not less frequently than once every three years, an issuer shall include in its proxy statement for its annual meeting of stockholders a non-binding advisory resolution subject to a stockholder vote to approve the compensation of the Company’s named executive officers, also known as a “say-on-pay” vote. Our current policy is to provide stockholders with an opportunity to approve the compensation of our named executive officers each year at the annual meeting of stockholders until the next required stockholder vote on the frequency of such votes. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices with respect to our named executive officers.
At the Annual Meeting, you will be asked to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as described under the heading “Compensation of Executive Officers,” the compensation tables and the related narrative discussion, by voting in favor of the following advisory resolution:
“RESOLVED, that the stockholders of Rithm Property Trust Inc. approve the compensation of the named executive officers as discussed and disclosed in the Company’s Proxy Statement for the 2026 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion.”
Under the rules and regulations of the SEC, your vote is advisory and will not be binding upon the Company or the Board and will not be construed to overrule any decision by the Company or the Board or require the Board or Compensation Committee thereof to take any action. However, the Compensation Committee and the Board will take the results of this advisory vote into consideration when considering future compensation arrangements for the named executive officers and whether any adjustments or modifications are warranted.
Vote Required and Recommendation
The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve this advisory resolution. For purposes of the vote on this proposal, abstentions and other shares not voted (whether by broker non-vote or otherwise) will not be counted as votes cast and will have no effect on the result of the vote.
As discussed in this Proxy Statement, the Compensation Committee and the Board believe that the Company’s compensation programs and the actual compensation paid to the named executive officers are supportive of the long-term interests of the Company and the creation of value for the Company’s stockholders.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ADVISORY RESOLUTION APPROVING THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS, AS DESCRIBED IN THIS PROXY STATEMENT.

Proposal 4 — Approval of the Rithm Property Trust Inc. 2026 Omnibus Incentive Plan
Introduction
We are asking our stockholders to approve the Rithm Property Trust Inc. 2026 Omnibus Incentive Plan (the “2026 Plan”), which was approved by our Board on April 21, 2026, subject to stockholder approval. The 2026 Plan is intended to replace the Company’s 2016 Plan, which expires by its terms on June 6, 2026. The 2026 Plan will become effective as of the date of the Annual Meeting (the “Effective Date”) if approved by our stockholders and will not become effective if such approval is not received.
The 2026 Plan provides for the issuance of equity-based awards in various forms to eligible participants, as described in greater detail below under “Summary of 2026 Plan Terms.” If our stockholders vote to approve the 2026 Plan, 400,000 shares of our Common Stock will be reserved and available for grants of equity awards thereunder. As of April 13, 2026, the closing price of a share of our Common Stock on the NYSE was $14.09.
Rationale for Adoption of the 2026 Plan
The 2026 Plan is intended to facilitate our use of equity-based awards and incentives to provide competitive short-term and long-term compensation opportunities for the benefit of our and our Manager’s officers, employees, non-employee directors, independent contractors, advisors and consultants to stimulate their efforts towards the success of the Company and to operate and manage its business in a manner that will provide for the long-term growth and profitability of the Company; and be a means of obtaining, rewarding and retaining key personnel. To accomplish these purposes, the 2026 Plan will provide for the issuance of options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), stock bonuses, long-term incentive units representing an award of an interest in the operating partnership affiliated with the Company (“LTIP Units”), other stock-based awards and cash awards.
Historical Annual Share Usage
While equity-based awards and incentives are an important part of our short and long-term incentive compensation program, we are mindful of our responsibility to our stockholders to exercise judgment in granting equity-based awards.
Overhang
The following table sets forth information about the Company’s equity-based compensation plans, including outstanding awards under the 2016 Plan and the 2014 Director Equity Plan (the “Director Plan”) as of April 13, 2026:
Number of full-value unvested awards outstanding	—
Number of stock options outstanding	—
Weighted average exercise price of outstanding stock options	$—
Weighted average remaining term of outstanding stock options (in years)	—
Number of shares available for future issuance under the 2016 Plan(1)	258,650
Number of shares available for future issuance under the Director Plan(2)	—
Shares of Common Stock outstanding as of April 13, 2026	7,661,770

(1)
Reflects shares of our Common Stock remaining available for issuance under the 2016 Plan as of April 13, 2026. We will not grant awards with respect to any shares of our Common Stock under the 2016 Plan after April 13, 2026 and before the Annual Meeting, and the 2016 Plan will expire by its terms on June 6, 2026.

(2)
The Director Plan expired by its terms in July 2024, and no shares are available for future issuances thereunder.

The aggregate shares shown in the table above represent a fully diluted overhang of approximately 3.27%, which we refer to in this proxy statement as the “overhang percentage.”
The 400,000 shares of our Common Stock proposed to be included in the share reserve for the 2026 Plan would result in an overhang percentage of approximately 4.96%.
Share Usage
The annual share usage, or burn rate, under the 2016 Plan and the Director Plan for the last three fiscal years was as follows:
	2025	2024	2023	Average
A – Stock Options/SARs Granted During the Fiscal Year	—	—	—	—
B – Full-Value Awards Granted During the Fiscal Year	—	11,404	8,927	6,777
C – Basic Weighted Average Shares of Common Stock Outstanding	7,570,205	6,699,247	4,047,833	6,105,762
Burn Rate (A + B) / C	—%	0.17%	0.22%	0.13%
In determining the number of additional shares of our Common Stock to reserve for issuance under the 2026 Plan, we took into account a variety of factors, including the need to adequately and appropriately incentivize our and our Manager’s officers, employees, non-employee directors, independent contractors and consultants and to ensure that the interests of those individuals continue to be closely aligned with the interests of our stockholders more generally.
While the Company intends to issue awards under the 2026 Plan in the future to eligible recipients as a recruiting and retention tool, specific parameters have not been established regarding future grants to eligible recipients under the 2026 Plan. The Compensation Committee will determine the specific criteria surrounding awards under the 2026 Plan. See below under “Summary of 2026 Plan Terms” for a summary of the material features of the 2026 Plan.
Key Governance Features of the 2026 Plan
The 2026 Plan contains the following governance features that are protective of our stockholders, as described in greater detail below under “Summary of 2026 Plan Terms”:
• No “Evergreen” Provision: the 2026 Plan does not provide for automatic annual increases in the share reserve.	• Clawback Policy: we adopted a clawback policy that applies to all awards granted under the 2026 Plan.
• No Repricings/Cash Buyouts: the 2026 Plan prohibits repricings of options/SARs or cash buyouts of underwater options/SARs without stockholder approval.	• No Excise Tax Gross-Ups: the Plan does not provide for any tax gross-ups.
• No Liberal Share Recycling for Options/SARs: shares withheld to pay the exercise price or taxes for options/SARs are not added back to the share reserve under the 2026 Plan.	• No “Single Trigger” Vesting of Equity Awards: the Plan does not provide for automatic vesting of equity awards solely upon a change in control.
• No Reloads: the 2026 Plan does not provide for any option reloads.	• Annual Director Compensation Limit: the 2026 Plan precludes awards to our non-employee directors that exceed a limit on annual compensation (cash and equity) paid to non-employee directors.
• Limitation on Dividend Payments: except as otherwise may be provided in an award agreement, the 2026 Plan prohibits payment of dividends and dividend equivalents on unearned awards.

Summary of 2026 Plan Terms
Securities to be Offered.   Subject to the below and to the adjustment in the event of certain changes in capitalization in accordance with the 2026 Plan, 400,000 shares of Common Stock will be reserved and available for issuance under the 2026 Plan for the duration of the ten (10) year term of the 2026 Plan.
In addition, shares of Common Stock subject to an outstanding award under the 2016 Plan that remain unissued upon the forfeiture, cancellation, exchange, surrender, termination or expiration of the award will become available for issuance under the 2026 Plan. However, since there are currently no outstanding unvested awards under the 2016 Plan, this provision is not likely to add any shares of Common Stock to the 2026 Plan.
Shares of Common Stock subject to an award under the 2026 Plan that remain unissued upon the forfeiture, cancellation, exchange, surrender, termination or expiration of the award will again become available for grant under the 2026 Plan. Shares of Common Stock that are exchanged by a participant or withheld by the Company as full or partial payment in connection with the exercise of any option or SAR under the 2026 Plan, as well as any shares of Common Stock exchanged by a participant or withheld by the Company to satisfy the tax withholding obligations related to the exercise of any option or SAR, will not again be available for subsequent awards under the 2026 Plan. Shares of Common Stock exchanged by a participant or withheld by the Company to satisfy the tax withholding obligations related to an award other than an option or SAR will again be available for subsequent awards under the 2026 Plan. To the extent an award is denominated in shares of Common Stock, but paid or settled in cash, the number of shares of Common Stock previously subject to the award will again be available for grants pursuant to the 2026 Plan. To the extent that an award can only be settled in cash, or in the case of any substitute award (as described below), such award will not be counted against the total number of shares of Common Stock available for grants under the 2026 Plan.
Plan Administration.   The 2026 Plan shall be administered by the Board or any committee of the Board designated by the Board to administer the 2026 Plan, including a committee that complies with the applicable requirements of Section 16 of the Exchange Act and any other applicable legal or stock exchange listing requirements (the Board or committee referred to above being sometimes referred to as the plan administrator).
The plan administrator has broad discretion to administer the 2026 Plan, including the power and authority to select the officers, employees, non-employee directors, independent contractors, advisors and consultants of the Company and the Manager who will receive awards, determine the type of award to be granted, the terms and conditions of those awards, including, but not limited to, the exercise price or other purchase price of an award, the number of shares of Common Stock or cash or other property subject to an award, the term of an award and the vesting schedule applicable to an award, including, but not limited to, extending the exercise period or the vesting schedule of the awards, and to amend the terms and conditions of outstanding awards. The plan administrator may prescribe, amend and rescind rules and regulations relating to sub-plans or addendums established for the purpose of satisfying applicable foreign laws or qualifying for favorable tax treatment under applicable foreign laws. The 2026 Plan expressly prohibits the repricing of options or SARs or the cash buyout of underwater options or SARs without stockholder approval.
Eligibility.   As of April 13, 2026, (i) approximately 32 officers and employees of us or our Manager were eligible to receive awards under the 2026 Plan; (ii) our three non-employee directors and our Manager’s six non-employee directors were eligible to receive awards under the 2026 Plan; and (iii) no independent contractors and consultants were eligible to receive awards under the 2026 Plan.
Grants to Non-Employee Directors.   The 2026 Plan provides that a non-employee director will not be granted awards during any calendar year that, when aggregated with such non-employee director’s cash fees with respect to such calendar year, exceed $800,000 in total value, provided that the plan administrator may make exceptions to increase such limit to $1,000,000 for an individual non-employee director in extraordinary circumstances, such as where a non-employee director serves as the non-executive chairman of the Board or lead independent director, or as a member of a special litigation or transactions committee of the Board.

RSUs; Restricted Stock.   RSUs and restricted stock may be granted under the 2026 Plan. The plan administrator will determine the purchase price, vesting schedule and performance objectives, if any, applicable to the grant of RSUs and restricted stock (RSUs that are subject to the achievement of performance objectives are sometimes referred to as performance stock units or PSUs). If the restrictions, performance objectives or other conditions determined by the plan administrator are not satisfied, the RSUs and restricted stock will be forfeited. Subject to the provisions of the 2026 Plan and the applicable individual award agreement, the plan administrator may provide for the lapse of restrictions in installments or the acceleration or waiver of restrictions (in whole or part) under certain circumstances as set forth in the applicable individual award agreement, including the attainment of certain performance criteria, or a participant’s termination of employment or service or a participant’s death or disability. The rights of RSU holders and restricted stockholders upon a termination of employment or service will be set forth in individual award agreements.
Unless the applicable award agreement provides otherwise, participants with restricted stock will generally have all of the rights of a stockholder during the restricted period, including the right to vote and receive dividends declared with respect to such restricted stock. Any dividends or dividend equivalents awards with respect to restricted stock or RSUs will be subject to the same restrictions, conditions and risks of forfeiture as the underlying restricted stock or RSU, unless the applicable award agreement provides otherwise. During the restricted period, participants with RSUs will generally not have any of the rights of a stockholder, but, if the applicable individual award agreement so provides, participants with RSUs may be credited with dividend equivalent rights.
Options.   Stock options may be granted under the 2026 Plan. Options granted under the 2026 Plan may be in the form of “incentive stock options” within the meaning of Section 422 of the United States Internal Revenue Code of 1986, as amended (the “Code”) or options that are not intended to qualify as incentive stock options, referred to as nonqualified options, as set forth in the applicable individual option award agreement. All of the shares of Common Stock reserved for issuance under the 2026 Plan may be granted as incentive stock options. The exercise price of all options granted under the 2026 Plan will be determined by the plan administrator, but, except as provided in the applicable award agreement or with respect to any substitute award, in no event may the exercise price be less than 100% of the fair market value of the related shares of Common Stock on the date of grant. In the case of an incentive stock option granted to an individual who owns shares representing more than 10% of the total combined voting power of all classes of our equity securities, the exercise price of the option must be at least 110% of the fair market value of a share of Common Stock on the date of grant and the option must not be exercisable more than five years from the date of grant. The maximum term of all stock options granted under the 2026 Plan will be determined by the plan administrator but may not exceed ten years. Each stock option will vest and become exercisable (including in the event of the optionee’s termination of employment or service) at such time and subject to such terms and conditions as determined by the plan administrator in the applicable individual option agreement. Unless the applicable award agreement provides otherwise, participants with options will generally not have any rights of a stockholder with respect to shares subject to the option until the shares have been issued to the participant upon exercise of the option.
SARs.   SARs may be granted under the 2026 Plan either alone or in conjunction with all or part of any option granted under the 2026 Plan. A free-standing SAR granted under the 2026 Plan entitles its holder to receive, at the time of exercise, an amount per share equal to the excess of the fair market value (at the date of exercise) of a share of Common Stock over the base price of the free-standing SAR. An SAR granted in conjunction with all or part of an option under the 2026 Plan entitles its holder to receive, at the time of exercise of the SAR and surrender of the related option, an amount per share equal to the excess of the fair market value (at the date of exercise) of a share of Common Stock over the exercise price of the related option. The plan administrator may determine to settle the exercise of an SAR in cash, shares of Common Stock or any combination of shares of Common Stock and cash.
Unless the applicable award agreement provides otherwise or with respect to any substitute awards, each SAR will be granted with a base price that is not less than 100% of the fair market value of the related shares of Common Stock on the date of grant. The maximum term of all SARs granted under the 2026 Plan will be determined by the plan administrator but may not exceed ten years. Unless the applicable award agreement provides otherwise, participants with SARs will generally not have any rights of a stockholder with respect to shares of Common Stock subject to the SAR until such shares have been issued to the participant upon exercise of the SAR.
Each free-standing SAR will vest and become exercisable (including in the event of the SAR holder’s termination of employment or service) at such time and subject to such terms and conditions as determined by the plan administrator in the applicable individual free-standing SAR agreement. SARs granted in conjunction with all or part of an option will be exercisable at such times and subject to all of the terms and conditions applicable to the related option.
Other Stock-Based Awards.   Other stock-based awards may be granted under the 2026 Plan, valued in whole or in part by reference to, or otherwise based on, shares of Common Stock. The plan administrator will determine the terms and conditions of such other stock-based awards, including the number of shares of Common Stock to be granted pursuant to such other stock-based awards, the manner in which such other stock-based awards will be settled (e.g., in shares of Common Stock, cash or other property), and the conditions to the vesting and payment of such other stock-based awards (including the achievement of performance objectives). Any dividend or dividend equivalent rights awarded with respect to other stock-based awards be subject to the same restrictions, conditions and risks of forfeiture as the underlying other stock-based award.
Stock Bonuses; Cash Awards.   Bonuses payable in fully vested shares of Common Stock and awards that are payable solely in cash may also be granted under the 2026 Plan.
LTIP Units.   LTIP Units are intended to be profits interests in the operating partnership affiliated with the Company (any such operating partnership, an “Operating Partnership”). Each LTIP Unit awarded under the Plan will be equivalent to an award of one share under the Plan, reducing the number of shares available for other equity awards on a one-for-one basis. Any LTIP Units granted under the 2026 Plan shall vest at such times and under such conditions as determined by the plan administrator and stated in the applicable award agreements.
Substitute Awards.   Substitute awards may be granted under the 2026 Plan. Substitute awards are awards granted or shares of Common Stock issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or with which the Company or any subsidiary or affiliate thereof combines. Substitute awards will not be counted against the total number of shares of Common Stock available for grants under the 2026 Plan
Equitable Adjustment; Treatment upon Change in Control.   In the event of a merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase, reorganization, corporate transaction or event, special or extraordinary dividend or other extraordinary distribution (whether in the form of shares of Common Stock, cash or other property), stock split, reverse stock split, subdivision or consolidation, combination, exchange of shares or other change in corporate structure affecting the shares of Common Stock, an equitable substitution or proportionate adjustment will be made, in the manner determined by the plan administrator, in (i) the aggregate number of shares of Common Stock reserved for issuance under the 2026 Plan, (ii) the kind and number of securities subject to, and the exercise price or base price of, any outstanding options and SARs granted under the 2026 Plan, (iii) the kind, number and purchase price of shares of Common Stock, or the amount of cash or amount or type of property, subject to outstanding restricted stock, RSUs, stock bonuses and other stock-based awards granted under the 2026 Plan or (iv) the performance criteria and periods applicable to awards granted under the 2026 Plan. Equitable substitutions or adjustments other than those listed above may also be made as determined by the plan administrator. In addition, the plan administrator may terminate all outstanding awards for the payment of cash or in-kind consideration having an aggregate fair market value equal to the excess of the fair market value of the shares of Common Stock, cash or other property covered by such awards over the aggregate exercise price or base price, if any, of such awards, but if the exercise price or base price of any outstanding award is equal to or greater than the fair market value of the shares of Common Stock, cash or other property covered by such award, the plan administrator may cancel the award without the payment of any consideration to the participant.
Unless the applicable award agreement provides otherwise, in the event that (i) a “change in control” (as defined in the 2026 Plan) occurs and (ii) either (x) an outstanding award is assumed or substituted in connection with such change in control and a participant’s employment or service is terminated by the Company without cause or by the participant for good reason within 12 months following the change in control or (y) an outstanding award is not assumed or substituted in connection with such change in control, then (a) any unvested or unexercisable portion of any award carrying a right to exercise will become fully vested and exercisable and (b) the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to an award granted under the 2026 Plan will lapse and such unvested awards will be deemed fully vested and any performance conditions imposed with respect to such awards will be deemed to be achieved at actual performance levels.
Clawback.   All awards granted under the 2026 Plan are subject to any clawback policy as may be in effect from time to time and whenever adopted. Currently our clawback policy covering our executive officers provides that in the event of a required accounting restatement, the Compensation Committee will require forfeiture of any portions of unsettled and will seek reimbursement of any portions of settled, incentive-based compensation that would not have been paid had our financial statements been correctly stated.
Tax Withholding.   Each participant will be required to pay to the Company, or make arrangements satisfactory to the plan administrator regarding payment of, an amount in respect of taxes applicable to any award granted under the 2026 Plan, up to the maximum statutory rates in the participant’s applicable jurisdictions with respect to such award, as determined by the Company. The Company has the right, to the extent permitted by law, to deduct any such taxes from any payment of any kind otherwise due to the participant. With the approval of the plan administrator, the participant may satisfy the foregoing requirement by either electing to have the Company withhold from such delivery shares of Common Stock, cash or other property, as applicable, or by delivering already owned unrestricted shares of Common Stock, in each case, having a value not exceeding the applicable taxes to be withheld and applied to the tax obligations. The Company may also use any other method of obtaining the necessary payment or proceeds, as permitted by law, to satisfy the Company’s withholding obligation with respect to any award.
Plan Amendment and Termination.   The 2026 Plan provides the plan administrator with authority to amend, alter or terminate the 2026 Plan and to amend an award, prospectively or retroactively, but no such action may materially impair the rights of any participant without the participant’s consent; provided that the plan administrator may amend the 2026 Plan and/or the terms of any such award to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the award to any appliable law, government regulation or stock exchange listing requirement relating to such award or to preserve the intended tax treatment of an award. Stockholder approval of any such action will be obtained if required to comply with applicable law or stock exchange listing rule.
Plan Term.   The 2026 Plan will become effective on June 6, 2026, if approved by the Company’s stockholders, and will terminate on June 6, 2036, although awards granted before that time will remain outstanding in accordance with their terms.
New Plan Benefits.   Future grants under the 2026 Plan will be made at the discretion of, and subject to the consideration, review and approval of, the plan administrator and, accordingly, are not yet determinable. In addition, awards under the 2026 Plan will depend on a number of factors, including the fair market value of Common Stock on future dates. Consequently, it is not possible at this time to determine the benefits that might be received by participants under the 2026 Plan.
Securities and Other Applicable Laws.   No participant will be permitted to acquire or will have any right to acquire shares of Common Stock if such acquisition would be prohibited by any share ownership limits contained in the Articles of Amendment and Restatement (our “Charter”) or the Bylaws of the Company or would impair the Company’s status as a REIT.
SEC Registration.   The Company intends to file with the SEC a registration statement on Form S-8 covering some or all of the shares of Common Stock issuable pursuant to the 2026 Plan.
US Federal Income Tax Consequences
The following is a general summary of certain United States federal income tax consequences of awards granted to individual service providers who are subject to U.S. income tax under the 2026 Plan. This summary is based on the Code, regulations and guidance thereunder as in effect as of the date of this proxy statement and therefore is subject to future changes in law, which may have retroactive effect. This summary is general in nature and does not purport to be legal or tax advice. This summary assumes all awards are exempt from or comply with Section 409A of the Code and does not describe the consequences of any state, local or non-U.S. tax laws.
RSUs.   In general, the grant of RSUs (including PSUs) will not result in income for the participant or in a tax deduction for us. Upon the settlement of such an award in shares of Common Stock or cash, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares of Common Stock received, and we generally will be entitled to a corresponding tax deduction at the same time and in the same amount.
Restricted Stock.   A participant generally will not be taxed upon the grant of restricted stock, but rather will recognize ordinary income in an amount equal to the excess of fair market value of the shares of Common Stock at the time the shares are no longer subject to a “substantial risk of forfeiture” (within the meaning of the Code, but generally when the restricted stock vests) over the amount, if any, paid by the participant with respect to the shares of restricted stock. We generally will be entitled to a deduction at the time when, and in the amount that, the participant recognizes ordinary income on account of the lapse of the restrictions. A participant’s tax basis in the shares will generally equal their fair market value at the time the restrictions lapse, and the participant’s holding period for capital gains purposes will begin at that time. Any cash dividends paid on the restricted stock before the restrictions lapse will be taxable to the participant as additional compensation (and not as dividend income). Under Section 83(b) of the Code, a participant may elect to recognize ordinary income at the time the shares of restricted stock are granted in an amount equal to their fair market value at that time (over the amount, if any, paid for the shares of restricted stock), notwithstanding the fact that such shares of restricted stock are subject to restrictions and a substantial risk of forfeiture. If such an election is made, no additional taxable income will be recognized by such participant at the time the restrictions lapse, the participant will have a tax basis in the shares equal to their fair market value on the date of grant, and the participant’s holding period for capital gains purposes will begin at that time. We generally will be entitled to a tax deduction at the time when, and to the extent that, ordinary income is recognized by such participant.
Options.   A participant who is granted a nonqualified option generally will not recognize taxable income upon the grant of a nonqualified option. Rather, at the time of exercise of the option, the participant will recognize ordinary income for income tax purposes in an amount equal to the excess, if any, of the fair market value of the shares of Common Stock purchased over the exercise price paid for such shares. We generally will be entitled to a corresponding tax deduction at such time and in the same amount, if any, that the participant recognizes as ordinary income. The participant’s tax basis in any shares of Common Stock received upon exercise of an option will be the fair market value of the shares of Common Stock on the date of exercise. If the shares of Common Stock are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the participant’s tax basis in those shares will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares of Common Stock were held by the participant.
Incentive stock options are eligible for favorable federal income tax treatment if certain requirements are satisfied. An employee granted an incentive stock option generally does not realize compensation income for federal income tax purposes upon the grant of the option. At the time of exercise of an incentive stock option, no compensation income is realized by the optionee other than tax preference income for purposes of the federal alternative minimum tax on individual income. If the shares of Common Stock acquired on exercise of an incentive stock option are held for at least two years after grant of the option and one year after exercise, the excess of the amount realized on the sale over the exercise price will be taxed as capital gain. If the shares acquired on exercise of an incentive stock option are disposed of within less than two years after grant or one year of exercise, the optionee will realize taxable compensation income equal to the excess of the fair market value of the shares on the date of exercise or the date of sale, whichever is less, over the exercise price, and any additional amount realized will be taxed as capital gain.
Stock Appreciation Rights.   A participant who is granted a SAR generally will not recognize ordinary income upon receipt of the SAR. Rather, at the time of exercise of such SAR, the participant will recognize ordinary income for income tax purposes in an amount equal to the value of any cash received and the fair market value on the date of exercise of any shares of Common Stock received. We generally will be entitled to a corresponding tax deduction at such time and in the same amount, if any, that the participant recognizes as ordinary income. The participant’s tax basis in any shares of Common Stock received upon exercise of a SAR will be the fair market value of the shares of Common Stock on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the participant’s tax basis in those shares will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares of Common Stock were held by the participant.
LTIP Units.   The tax consequences of an LTIP Unit award will be dependent on the specific structure of such awards.
Other Awards.   With respect to other awards granted under the 2026 Plan, including stock bonuses, other stock-based awards and cash awards, generally when the participant receives payment with respect to an award, the amount of cash and/or the fair market value of any shares of Common Stock or other property received will be ordinary income to the participant, and we generally will be entitled to a corresponding tax deduction at the same time and in the same amount.
Tax Withholding.   We are authorized to deduct or withhold from any award granted or payment due under the 2026 Plan or require a participant to remit to the Company, the amount of any withholding taxes due in respect of the award or payment. In lieu of cash, the Administrator may permit a participant to cover withholding through a reduction in the number of shares to be delivered to such participant.
Section 162(m).   Our ability to obtain a deduction for amounts paid under the 2026 Plan could be limited by Section 162(m) of the Code. Section 162(m) of the Code limits the Company’s ability to deduct compensation, for federal income tax purposes, paid during any year to a “covered employee” (within the meaning of Section 162(m) of the Code) in excess of $1,000,000.
Vote Required and Recommendation
The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve the Rithm Property Trust Inc. 2026 Omnibus Incentive Plan. For purposes of this vote, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE RITHM PROPERTY TRUST INC. 2026 OMNIBUS INCENTIVE PLAN.

EXECUTIVE OFFICERS
The following table sets forth information concerning all of RPT’s executive officers. Executive officers are appointed annually by the Board and serve at the Board’s discretion.
Name	Age	Title
Michael Nierenberg	63	Chief Executive Officer
Nicola Santoro, Jr.	57	Chief Financial Officer, Chief Accounting Officer and Treasurer
Michael Nierenberg — see biographical information in “Proposal 1: Election of Directors — Nominees for Election as Directors — Michael Nierenberg.”
Nicola Santoro, Jr. has served as the Chief Financial Officer, Chief Accounting Officer and Treasurer of the Company since April 28, 2025. Additionally, Mr. Santoro has served as the Chief Financial Officer, Chief Accounting Officer and Treasurer of Rithm, an affiliate of the Company’s external manager, since 2015, and has served as the Chief Financial Officer and Chief Accounting Officer of Rithm Perpetual Life Residential Trust, a non-traded REIT, since September 2025. Prior to joining Rithm in 2015, Mr. Santoro was employed by FXCM, Inc. from 2012 through September 2015, serving as its Chief Accounting Officer where he was responsible for directing financial reporting, accounting, tax and financial planning activities. From 2005 through 2012, Mr. Santoro was employed by the Financial Guaranty Insurance Company, serving as principal financial officer from 2008. Mr. Santoro is a certified public accountant.

COMPENSATION OF EXECUTIVE OFFICERS
Overview
We are externally managed by our Manager, an affiliate of Rithm, under the terms of the Management Agreement, dated as of June 11, 2024, by and among the Company, Great Ajax Operating Partnership L.P. and the Manager, as amended by the First Amendment, dated as of October 18, 2024, and the Second Amendment, dated as of February 12, 2026 (as amended, the “Management Agreement”), pursuant to which the Manager provides us with all of the personnel required to manage our operations, including our executive officers. Our executive officers are officers or personnel of the Manager or an affiliate of the Manager and do not receive any cash compensation from us for serving as our executive officers. Our executive officers, in their capacities as officers or personnel of the Manager or its affiliates, devote such portion of their time to our affairs as is necessary to enable us to operate our business.
Our Manager makes all decisions relating to the compensation of our executive officers based on factors it deems appropriate, and, except for the compensation of our former principal financial officer (Ms. Mary Doyle), is not able to segregate and identify any portion of the compensation that it awards to our executive officers as relating solely to service performed for us, because the services performed by our executive officers are not performed exclusively for us. We do not provide any of our executive officers with pension benefits or nonqualified deferred compensation plans, and we do not have any employment agreements with any person and are not obligated to make any payments to any of our executive officers upon termination of employment or a change in control. We may, from time to time, at the discretion of the Compensation Committee, grant equity awards to our executive officers and to officers and other personnel of the Manager.
We do not pay any of our executive officers cash compensation, and pursuant to the Management Agreement, we pay the Manager the base management and incentive fees and reimburse the Manager for certain expenses as described in the section entitled “Certain Relationships and Related Party Transactions — Management Agreement.”
We are a “smaller reporting company” as that term is defined in Rule 12b-2 promulgated under the Exchange Act and are taking advantage of our ability to provide certain less comprehensive disclosures in our SEC filings, including reduced executive compensation disclosures. Throughout this section “Compensation of Executive Officers”, all share amounts and share prices below have been adjusted to reflect the reverse stock split, which was effected on December 30, 2025, of our Common Stock at a ratio of one share for every six shares issued and outstanding.
Named Executive Officers
The following individuals were our named executive officers for the year ended December 31, 2025:
•
Michael Nierenberg, our Chief Executive Officer;

•
Nicola Santoro Jr., our Chief Financial Officer and Chief Accounting Officer(1); and

•
Mary Doyle, our former principal financial officer and principal accounting officer(2).

(1)
Mr. Santoro became the Chief Financial Officer and Chief Accounting Officer of the Company effective April 28, 2025.

(2)
Ms. Doyle resigned from the Company effective April 28, 2025.

Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Michael Nierenberg(1)	2025	—	—	—	—	—	—	—	—
	2024	—	—	—	—	—	—	—	—
	2023	—	—	—	—	—	—	—	—
Nicola Santoro Jr.(1)	2025	—	—	—	—	—	—	—	—
Mary Doyle(2)	2025	—	—	—	—	—	—	254,168(3)	254,168
	2024	481,696	164,358	—	—	—	—	—	646,054
	2023	419,792	234,576	—	—	—	—	—	654,368

(1)
Messrs. Nierenberg and Santoro are employees of Rithm and did not receive any compensation from RPT in 2025. The Manager is not able to segregate and identify any portion of the compensation that each of Messrs. Nierenberg and Santoro received from Rithm as relating solely to services performed for RPT. Additionally, Mr. Nierenberg was not an executive officer in 2023, and Mr. Santoro was not an executive officer in 2023 or 2024.

(2)
All compensation for Ms. Doyle was paid by the Manager in the periods presented. Ms. Doyle resigned from her position as Chief Financial Officer of the Company in June 2024 but continued to serve in a consulting capacity as the Company’s principal financial officer and principal accounting officer through April 28, 2025.

(3)
Consists of consulting fees paid to Ms. Doyle for 2025 pursuant to the Consulting Agreement (as defined below), which terminated on April 28, 2025.

Narrative Disclosure to Summary Compensation Table
Employment Agreement with Mary Doyle
In March 2022, the Former Manager renewed its employment agreement with Ms. Doyle, increasing her base salary to $400,000 from $315,000 and the annual target bonus opportunity to 63% of Ms. Doyle’s base salary from 59%, with the amount actually earned based on the achievement of certain performance objectives. In June 2024, Ms. Doyle resigned from her position as Chief Financial Officer of the Company, after which time she ceased to receive cash compensation from the Former Manager.
Consulting Agreement with Mary Doyle
Following her resignation from the position of Chief Financial Officer in June 2024, Ms. Doyle continued to serve as the Company’s “principal financial officer” and “principal accounting officer” for purposes of the Company’s financial statements and periodic reports and other filings with the SEC through a consulting agreement with the Manager entered into as of June 11, 2024 (the “Consulting Agreement”), pursuant to which Ms. Doyle was entitled to a consulting fee from the Manager in the amount of $63,542 per month. The Consulting Agreement terminated when Ms. Doyle resigned on April 28, 2025.
Equity Compensation
RPT has the 2016 Plan, under which RPT may provide incentive compensation to our non-employee directors, executive officers, key employees and service providers in order to stimulate their efforts toward RPT’s continued success, long-term growth and profitability and to attract, reward and retain key personnel. The 2016 Plan will expire on June 6, 2026. At this Annual Meeting, the Board is asking its stockholders to approve the adoption of the Rithm Property Trust Inc. 2026 Omnibus Incentive Plan. See “Proposal No. 4 — Approval of the Rithm Property Trust Inc. 2026 Omnibus Incentive Plan.”

In 2025, the Compensation Committee and the Board did not grant any equity awards to our named executive officers. There were no outstanding equity awards held by any of our current named executive officers as of December 31, 2025.
Pay Versus Performance
The stock compensation paid to RPT’s principal executive officer (“PEO”) and other named executive officers was calculated based on shares granted each year using the grant date stock price and adjusted for any previously issued shares that were unvested and fully vested each year and considered any dividends that have been paid. The following table summarizes the compensation paid to RPT’s PEO and other named executive officers and the company performance measures.
Year	Summary Compensation Table Total for PEO(1) ($)	Summary Compensation Table Total for PEO(2) ($)	Compensation Actually Paid to PEO(1)(4) ($)	Compensation Actually Paid to PEO(2)(5) ($)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers(3) ($)	Average Compensation Actually Paid to Non-PEO Named Executive Officers(1)(6) ($)	Value of Initial Fixed $100 Investment based on:	GAAP Net (Loss) Income ($ thousands)
							Total Stockholder Return ($)(7)
2025	n/a	—	n/a	—	127,084	127,084	31.80	(2,740)
2024	—	—	(29,296)	—	358,136	346,550	50.50	(92,175)
2023	—	n/a	(25,460)	n/a	327,184	316,505	83.20	(49,261)

(1)
Lawrence Mendelsohn, RPT’s former CEO, was RPT’s PEO until June 11, 2024.

(2)
Michael Nierenberg, RPT’s current CEO, was appointed to such position on June 11, 2024 and was the PEO beginning on such date.

(3)
For 2025, includes compensation for Mr. Santoro and Ms. Doyle. As discussed above, Mr. Santoro did not receive any compensation from RPT in 2025, and the Manager is unable to segregate and identify any portion of the compensation that Mr. Santoro received from Rithm as relating solely to services performed for RPT. For 2023-2024, includes compensation for Ms. Doyle and Mr. Russell Schaub, our former President.

(4)
In accordance with the requirements of Item 402(v)(2)(iii) of Regulation S-K, the following adjustments were made to the amounts previously reported for Mr. Mendelsohn in the Summary Compensation Table. Importantly, the dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Mendelsohn during the applicable year.

Description(a)	2023 ($)	2024 ($)
Reported Summary Compensation Table	—	—
Equity Award Adjustments(b)	(25,460)	(29,296)
Compensation Actually Paid	(25,460)	(29,296)

(a)
Mr. Mendelsohn received no pension benefits from RPT in the fiscal years presented from RPT under defined pension or defined contribution plans.

(b)
For each covered year, the amounts added or deducted in calculated equity award adjustments include:

Year	Summary Compensation Amounts ($)	Year End Fair Value of Unvested Equity Awards Granted in the Covered Year ($)	Year-over- Year Change in Fair Value of Outstanding and Unvested Equity Awards ($)(i)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year-over- Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)(i)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)
2024	—	—	—	—	(32,263)	—	2,967	(29,296)
2023	—	—	(36,156)	—	(3,995)	—	14,692	(25,460)

(i)
Represents the year-over-year change in fair value of awards of restricted shares of Common Stock based on the closing price on the last trading day of each applicable fiscal year, which was $17.82, $31.80 and $43.50 for the last trading day of 2024, 2023 and 2022, respectively.

(5)
Mr. Nierenberg, who was appointed as Chief Executive Officer in June 2024, did not receive any compensation from RPT in 2024 or 2025, and as discussed above, the Manager is unable to segregate and identify any portion of the compensation that Mr. Nierenberg received from Rithm as relating solely to services performed for RPT. As such, no adjustments were made to the amounts reported for Mr. Nierenberg.

(6)
In accordance with the requirements of Item 402(v)(2)(iii) of Regulation S-K, when calculating the “average compensation actually paid” for the named executive officers excluding the PEO, the following adjustments were made to the amounts reported in the Summary Compensation Table. Importantly, the dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Santoro, Ms. Doyle and Mr. Schaub, as applicable, during the applicable year.

Description(a)	2023 ($)	2024 ($)	2025 ($)
Reported Summary Compensation Table	327,184	358,136	127,084
Equity Award Adjustments(b)	(10,679)	(11,586)	—
Compensation Actually Paid	316,505	346,550	127,084

(a)
None of Mr. Santoro, Ms. Doyle nor Mr. Schaub, as applicable, received pension benefits in the fiscal years presented from RPT under defined pension or defined contribution plans.

(b)
For each covered year, the amounts added or deducted in calculated equity award adjustment include:

Year	Summary Compensation Amounts ($)	Year End Fair Value of Unvested Equity Awards Granted in the Covered Year ($)	Year-over- Year Change in Fair Value of Outstanding and Unvested Equity Awards ($)(i)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year-over- Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)(i)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)
2025	127,084	—	—	—	—	—	—	—
2024	358,136	—	—	—	(12,759)	—	1,173	(11,586)
2023	327,184	—	(14,299)	—	(3,153)	—	6,773	(10,679)

(i)
Represents the year-over-year change in fair value of awards of restricted shares of Common Stock based on the closing price on the last trading day of each applicable fiscal year, which was $17.82, $31.80 and $43.50 for the last trading day of 2024, 2023 and 2022, respectively.

(7)
Total Stockholder Return assumes $100 invested in our Common Stock for the period starting December 31, 2022 through December 31 of the applicable year.

Relationship Between “Compensation Actually Paid” and Performance Measures
The descriptions below describe the relationship of “compensation actually paid” to RPT’s PEO and named executive officers to the total stockholder return and net income across the years ended December 31, 2025, 2024 and 2023. For the year ended December 31, 2025, Mr. Nierenberg, who served as the PEO of RPT during the year, and Mr. Santoro each did not receive any compensation from RPT.
Total Stockholder Return
Compensation actually paid to RPT’s PEO for the years ended December 31, 2025, 2024 and 2023 was $0, $(30) thousand and $(25) thousand, respectively. Compensation actually paid to named executive officers excluding the PEO for the years ended December 31, 2025, 2024 and 2023 was approximately $127 thousand, $347 thousand and $317 thousand, respectively. The calculation to determine compensation actually paid to RPT’s PEO and named executive officers is detailed above and is calculated in accordance with item 402(v)(2)(iii) of Regulation S-K. RPT’s cumulative total stockholder return (“TSR”), which is calculated off an initial fixed $100 investment for the last three completed fiscal years was $31.80, $50.50 and $83.20, respectively.
There was no compensation paid to RPT’s current PEO for the years ended December 31, 2025 and 2024. Compensation actually paid to RPT’s former PEO decreased for the year ended December 31, 2024 versus 2023, and RPT’s TSR decreased for the year ended December 31, 2025 versus December 31, 2024 and December 31, 2024 versus December 31, 2023. Compensation actually paid to RPT’s named executive officers excluding the PEO and RPT’s TSR decreased for the year ended December 31, 2025 versus December 31, 2024, and compensation actually paid to RPTs executive officers excluding the PEO increased, while RPT’s TSR decreased, for the year ended December 31, 2024 versus 2023.
Net (Loss) Income
RPT had consolidated net losses attributable to common stockholders for the years ended December 31, 2025, 2024 and 2023 of $(2.7) million, $(92.2) million and $(49.3) million, respectively. There was no compensation paid to RPT’s current PEO for the years ended December 31, 2025 and 2024. RPT’s consolidated net (loss) income increased for the year ended December 31, 2025 as compared to December 31, 2024, and compensation actually paid to RPT’s former PEO and RPT’s consolidated net (loss) income each decreased for the year ended December 31, 2024 versus 2023. On the other hand, compensation actually paid to RPT’s named executive officers excluding the PEO decreased while RPT’s consolidated net (loss) income increased for the year ended December 31, 2025 versus 2024. For the year ended December 31, 2024 versus 2023, compensation actually paid to RPT’s named executive officers excluding the PEO increased, while the Company’s consolidated net (loss) income decreased.
Potential Payments Upon Termination or Change in Control
RPT’s named executive officers are employees of or consultants to the Manager or its affiliates and therefore RPT generally has no obligation to pay them any form of compensation upon their termination of employment.
Ms. Doyle did not receive any form of compensation in connection with her resignation from the Company or the termination of the Consulting Agreement.
Equity Compensation Plan Information
The following table provides information as of December 31, 2025 with respect to the shares of RPT Common Stock that may be issued under RPT’s existing equity compensation plans. The share amounts below have been adjusted to reflect the reverse stock split, which was effected on December 30, 2025, of our Common Stock at a ratio of one for every six shares issued and outstanding.
Plan	(a) Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights(1)	(b) Weighted-Average Exercise Price of Outstanding Option, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding Securities Reflected in Column (a))
2016 Plan	—	—	281,275
Director Plan	—	—	—
Total	—	—	281,275

(1)
Pursuant to SEC guidance, the unvested restricted shares are issued and outstanding shares and are not included in this column.

2016 Plan
As of the date hereof, the total number of shares of Common Stock available for issuance under the 2016 Plan is 281,275 shares, subject to adjustment upon certain events specified thereunder. The 2016 Plan will expire in June 2026. At this Annual Meeting, the Board is asking its stockholders to approve the adoption of the Rithm Property Trust Inc. 2026 Omnibus Incentive Plan.
Timing of Grants of Certain Equity Awards
The Company currently does not grant options and historically has not granted options to its named executive officers. However, with respect to grants of equity of the Company generally, the Company does not time disclosure of material non-public information for the purpose of affecting the value of compensation, and the Compensation Committee generally seeks to avoid making grants four business days prior to, or one business day following, the filing of a periodic or current report with the SEC that discloses material non-public information.

PRINCIPAL STOCKHOLDERS
The following table sets forth the total number and percentage of Common Stock beneficially owned as of April 21, 2026, by: (1) each holder of more than 5% of Common Stock; (2) each director and director nominee of RPT; (3) RPT’s named executive officers; and (4) all executive officers, directors and director nominees of RPT as a group. The information with respect to beneficial ownership is based on publicly available information and information provided to RPT by its stockholders. Beneficial ownership includes any shares over which the beneficial owner has sole or shared voting or investment power and also any shares that the beneficial owner has the right to acquire within 60 days of such date through the exercise of warrants, options or other rights. The percentages below are based on 7,661,770 shares of Common Stock outstanding as of April 21, 2026. The share amounts below have been adjusted to reflect the reverse stock split, which was effected on December 30, 2025, of our Common Stock at a ratio of one share for every six shares issued and outstanding.
Unless otherwise indicated, all shares are owned directly, and the indicated person has sole voting and investment power. Except as indicated in the footnotes to the table below, the business address of the stockholders listed below is the address of RPT’s principal executive office, 799 Broadway, 8th Floor, New York, NY 10003.
	Shares Beneficially Owned
	Number	Percent
Magnetar Financial LLC(1)	1,291,830	16.90%
Rithm Capital Corp.(2)	1,199,503	15.66%
Wellington Management Group LLP(3)	880,803	11.50%
Almitas Capital LLC(4)	456,741	6.00%
Michael Nierenberg	—	*
Paul Friedman	8,985	*
Mary Haggerty	3,313	*
Daniel Hoffman	333	*
Nicola Santoro, Jr.	58	*
Executive officers, directors and director nominees as a group (6 persons)	27,307	*

*
Less than 1%.

(1)
As of February 29, 2024, as reported on Schedule 13G/A. Includes shares of Common Stock held for: (i) Magnetar Constellation Fund V Ltd (“Constellation V Ltd”) and Magnetar Xing He Master Fund Ltd (“Xing He Master Fund”), each of which is a Cayman Islands exempted company for which Magnetar Financial serves as investment manager; and (ii) Magnetar Constellation Fund V LLC (“Constellation V LLC”), which is a Delaware limited liability company for which Magnetar Financial serves as manager. Constellation V Ltd, Xing He Master Fund and Constellation V LLC are collectively referred to herein as the “Magnetar Funds.” In its respective capacities, Magnetar Financial exercises voting and investment power over the Magnetar Funds’ accounts. Magnetar Capital Partners serves as the sole member and parent holding company of Magnetar Financial. Supernova Management is the general partner of Magnetar Capital Partners. The manager of Supernova Management is Mr. Snyderman. The business address of Magnetar is 1603 Orrington Ave, 13th Floor, Evanston, IL 60201. We granted Magnetar Financial LLC a stock ownership limit waiver allowing it to exceed the 9.8% ownership limitation set forth in our Charter.

(2)
The business address of Rithm Capital Corp. is 799 Broadway, New York, New York 10003. Rithm Capital Corp.’s holdings include shares held by our Manager. We granted Rithm Capital Corp. a stock ownership limit waiver allowing it to exceed the 9.8% ownership limitation set forth in our Charter.

(3)
As of September 30, 2024, as reported on Schedule 13G/A. Wellington Management Group LLP (“Wellington”) is an investment adviser registered under the Investment Advisers Act of 1940 (the “Advisers Act”), and the shares indicated in the table are held of record by investment advisory clients of Wellington. Wellington, Wellington Group Holdings LLP, Wellington Investment Advisers Holdings

LLP and Wellington Management Company LLP may be deemed to beneficially own the shares indicated in the table and have shared voting power and dispositive power with respect to such shares. The business address of Wellington, Wellington Group Holdings LLP, Wellington Investment Advisers Holdings LLP and Wellington Management Company LLP is 280 Congress Street, Boston, Massachusetts 02210. Wellington Management Company LLP’s holdings include shares held by Bay Pond Partners, L.P. We granted Wellington a stock ownership limit waiver allowing it to exceed the 9.8% ownership limitation set forth in our Charter.
(4)
As of December 31, 2023, as reported on Schedule 13G/A. The business address of Almitas Capital LLC is 1460 4th Street, Suite 300 Santa Monica, CA 90401.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Management Agreement
On June 11, 2024, the Company entered into the Management Agreement. The Management Agreement shall be in effect until June 11, 2027 and shall be automatically renewed for a successive two-year term each anniversary date thereafter unless terminated by a party. Under the Management Agreement, the Manager implements the Company’s business strategy and manages the Company’s business and investment activities and day-to-day operations subject to oversight by the Board. Among other services, the Manager provides the Company with a management team and necessary administrative and support personnel. Additionally, the Company pays directly for the internal audit function that reports directly to the Audit Committee and the Board. The Company does not currently have any employees that it pays directly and does not expect to have any employees that it pays directly in the foreseeable future. Each of the Company’s executive officers is an employee or officer of the Manager.
Under the Management Agreement, the Company pays both a base management fee and an incentive fee to the Manager calculated and payable quarterly with respect to each calendar quarter (or partial quarter that the agreement is in effect) in arrears in cash or, at the election of the Manager, in shares of Common Stock of the Company. The base management fee equals 1.5% of the Company’s stockholders’ equity, including equity equivalents such as the Company’s issuance of convertible senior notes, per annum. Also, under the Management Agreement, the Company’s quarterly base management fee includes, in its computation of equity managed, its unsecured debt securities to the extent the proceeds were used to repurchase the Company’s preferred stock.
The Manager is entitled to the incentive fee, which is payable quarterly in arrears in cash or, at the election of the Manager, in shares of Common Stock of the Company, in an amount equal to 20% of the dollar amount by which (i) earnings available for distribution exceeds the product of (A) the average common book value per share (excluding fair value marks, impairments, transaction/ deal expenses and associated tax impact and such other items that in the judgment of the Company officers should be excluded) of RPT’s Common Stock during such calendar quarter and (B) 8%. Notwithstanding either of the foregoing, no incentive fee will be payable to the Manager with respect to any period unless the Company’s cumulative earnings available for distribution is greater than zero for the most recently completed four calendar quarters (which cumulative earnings available for distribution shall be reset at the completion of every fourth quarter following the date hereof and each subsequent fourth quarter thereafter (each, a “Reset Date”) so as not to take into account prior calendar quarters), or, if less, (i) the number of completed calendar quarters since the date hereof or (ii) the number of completed calendar quarters since the last Reset Date.
In addition to the base management fee and the incentive fee described above, the Company pays all of its costs and expenses and reimburses the Manager (to the extent incurred by the Manager) on a monthly basis for the costs and expenses of providing services under the Management Agreement, including reimbursing the Manager or its affiliates, as applicable, for the Company’s allocable share of the compensation (whether paid in cash, stock or other forms), including annual base salary, bonus, any related withholding taxes and employee benefits, paid to (i) the Manager’s personnel serving as the Company’s chief financial officer based on the percentage of his or her time spent managing the Company’s affairs and (ii) other corporate finance, tax, accounting, middle office, internal audit, legal, risk management, operations, compliance and other non-investment personnel of the Manager and its affiliates who spend all or a portion of their time managing the Company’s affairs.
The Company will be required to pay the Manager a termination fee in the event that the Management Agreement is terminated as a result of (i) a termination by the Company without cause, (ii) its decision not to renew the Management Agreement for reasons including the failure to agree on revised compensation, (iii) a termination by the Manager as a result of the Company becoming regulated as an “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”) (other than as a result of the acts or omissions of the Manager in violation of investment guidelines approved by the Board), or (iv) a termination by the Manager if the Company defaults in the performance of any material term of the Management Agreement (subject to a notice and cure period). The termination fee will be equal to three times the combined base fee and incentive fees payable to the Manager during the 12-month period ended as of the end of the most recently completed fiscal quarter prior to the date of termination.
Servicing Agreement
On June 1, 2024, the Company’s former servicer transferred its existing servicing agreements (the “Servicing Agreements”) to Newrez LLC (“Newrez” or the “Servicer”), an affiliate of the Manager, pursuant to a servicing transfer agreement. The terms of the Servicing Agreements remain substantially the same.
Servicing fees for mortgage loans range from 0.42% to 1.25% annually of unpaid principal balance at acquisition (or the fair market value or purchase price of REO (as defined in the Servicing Agreements)) and are paid monthly. The servicing fee is based upon the status of the loan at acquisition. A change in status from re-performing loans to non-performing loans does not cause a change in the servicing fee rate.
Servicing fees for the Company’s real property assets that are not held in joint ventures are the greater of (i) the servicing fee applicable to the underlying mortgage loan prior to foreclosure and (ii) 1.00% annually of the fair market value of the REO or 1.00% annually of the purchase price of any REO otherwise purchased by the Company.
Newrez is reimbursed for all customary, reasonable and necessary out-of-pocket costs and expenses incurred in the performance of its obligations, including the actual cost of any repairs and renovations to foreclosed property undertaken on the Company’s behalf. The total fees incurred by the Company for these services are dependent upon the following: (i) for fees based on mortgage loans, the total fees will be dependent upon the unpaid principal balance and the type of mortgage loans that the Servicer services; and (ii) for fees based on REO properties, property values, previous unpaid principal balance of the relevant loan and the number of REO properties.
If any Servicing Agreement has been terminated other than for cause and/or the Servicer terminates the Servicing Agreement, the Company will be required to pay a termination fee equal to the aggregate servicing fees payable under the applicable Servicing Agreement for the immediately preceding 12-month period.
Fees and Reimbursements
During the year ended December 31, 2025, the Company incurred $6.3 million in management fees under the Management Agreement (of which $4.7 million was paid in cash, including $1.1 million of reimbursable expenses, and $1.6 million was paid shares of Common Stock, amounting to 105,687 shares). During the same period, the Company incurred servicing fees of $2.0 million under Servicing Agreements with the Servicer.
Preferred Stock Offering
An affiliate of the Manager purchased 400,000 shares at the public offering price of $25.00 per share of the Company’s 9.875% Series C Fixed-to-Floating Rate Preferred Stock issued in the Company’s public offering in March 2025.
PGRE Investment
In December 2025, as part of the execution of its commercial real estate (“CRE”) investment strategy, the Company acquired an indirect minority interest in Paramount Group Operating Partnership LP (“PGOP”), which through its affiliates and joint ventures owns a portfolio of CRE properties, through an investment in affiliated aggregator vehicles formed in connection with Rithm’s acquisition of Paramount Group, Inc. The Company made an aggregate cash contribution of $50.0 million in exchange for an indirect 3.9% ownership interest. The Company also committed to make additional cash capital contributions of up to $7.5 million under certain circumstances in exchange for additional limited partnership interests. Affiliates of Rithm own the remaining limited partnership interests in PGOP through the aggregator vehicles and serve as the general partner of the aggregator vehicles.

OTHER MATTERS
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires that our executive officers and directors and persons who own more than 10% of a registered class of our equity securities, file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Executive officers, directors and greater than 10% stockholders are required by the SEC to furnish us with copies of all Forms 3, 4 and 5 that they file. Based solely on our review of copies of such reports, we believe that all Section 16(a) filing requirements applicable to our directors, officers and 10% stockholders were complied with during 2025, except that Rithm Capital Corp. had one transaction that was inadvertently untimely filed on a Form 4.
Other Matters to Come Before the Annual Meeting
RPT does not intend to bring before the Annual Meeting any matters other than the proposals specifically described above, and RPT knows of no matters other than those to come before the Annual Meeting. If any other matters properly come before the Annual Meeting or any postponement or adjournment thereof, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with the recommendation of RPT’s management on such matters, including any matters dealing with the conduct of the Annual Meeting.
Advance Notice for 2027 Annual Meeting of Stockholders
Rule 14a-8 Proposals.   Any stockholder proposal pursuant to Rule 14a-8 of the rules promulgated under the Exchange Act, to be considered for inclusion in RPT’s proxy materials for the 2027 annual meeting of stockholders must have been received at RPT’s principal executive offices no later than December 22, 2026. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy.
Nominations for Director and Non-Rule 14a-8 Proposals.   In addition, any stockholder who wishes to propose a nominee to the Board or propose any other business to be considered by the stockholders (other than a stockholder proposal included in our proxy materials pursuant to Rule 14a-8 of the rules promulgated under the Exchange Act) must comply with the advance notice provisions and other requirements of Article II, Section 11 of the RPT Bylaws, which are on file with the SEC and may be obtained from our corporate secretary upon request. Pursuant to Article II, Section 11 of the RPT Bylaws, RPT must receive timely notice of the nomination or other proposal in writing by not later than the close of business on January 21, 2027, nor earlier than December 22, 2026. However, in the event that the date of the mailing of the notice for the 2027 annual meeting of stockholders is advanced or delayed by more than 30 days from the first anniversary of the date of the mailing of the notice for the 2026 Annual Meeting, notice by the stockholder to be timely must be received no earlier than the 120th day prior to the date of the mailing of the notice for such meeting and not later than the close of business on the later of the 90th day prior to the date of the mailing of the notice for such meeting or the 10th day following the date of the first public announcement of the date of mailing of the notice for such meeting is first made.
Nominations for the 2027 Annual Meeting of Stockholders for Purposes of Rule 14a-19.   To be timely for purposes of Rule 14a-19 of the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than RPT’s nominees must provide notice that sets forth the information required by Rule 14a-19 in addition to satisfying the requirements of the RPT Bylaws, as described above. Notice must be received by RPT’s Secretary at RPT’s principal executive office no later than April 5, 2027.

ADDITIONAL INFORMATION
We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public from commercial document retrieval services and on the website maintained by the SEC at www.sec.gov. In addition, our SEC filings are available, free of charge, on our website: www.rithmpropertytrust.com. Such information will also be furnished upon written request to Rithm Property Trust Inc., 799 Broadway, 8th Floor, New York, New York 10003, Attention: Investor Relations.
The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for notices of annual meetings, proxy statements, proxy cards and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” is permitted by Maryland law and potentially means extra convenience for stockholders and cost savings for companies.
Some brokers “household” proxy materials, delivering a single set of proxy materials to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate set of proxy materials, please notify your broker if your shares are held in a brokerage account. Instead of receiving future copies of our proxy materials by mail, you can elect to receive an e-mail that will provide electronic links to these documents. Opting to receive your proxy materials online will save the cost of producing and mailing documents to your home or business, will give you an electronic link to the proxy voting site and will also help preserve environmental resources.
Stockholders of Record.   If you vote on the Internet at www.proxyvote.com, simply follow the prompts for enrolling in the electronic proxy delivery service.
Street Name Holders.   If you hold your shares in a bank or brokerage account, you also may have the opportunity to receive the proxy materials electronically. Please check the information provided in the proxy materials you receive from your bank or broker regarding the availability of this service.
By Order of the Board of Directors,
/s/ Emma B. Hoelke

Emma B. Hoelke
Secretary
New York, NY
April 21, 2026

ANNEX A:
RITHM PROPERTY TRUST INC. 2026 OMNIBUS INCENTIVE PLAN
Section 1.   Purpose
The purpose of the Rithm Property Trust Inc. 2026 Omnibus Incentive Plan (as amended, restated, and amended and restated from time to time, the “Plan”) is to provide (a) incentives to selected officers, employees, non-employee directors, independent contractors, advisors, consultants and other eligible persons of the Company Group to stimulate their efforts towards the success of the Company and to operate and manage its business in a manner that will provide for the long term growth and profitability of the Company; and (b) a means of obtaining, rewarding and retaining key personnel. To accomplish such purposes, the Plan provides that the Company may grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Stock Bonuses, LTIP Units, Other Stock-Based Awards, Cash Awards or any combination of the foregoing.
Section 2.   Definitions
For purposes of the Plan, the following terms shall be defined as set forth below:
a.
“2016 Plan” means the Rithm Property Trust Inc. (f/k/a Great Ajax Corp.) 2016 Equity Incentive Plan.

b.
“Administrator” means the Board, or, if and to the extent the Board does not administer the Plan, the Committee in accordance with Section 3 hereof.

c.
“Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified (for purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”) as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of such Person through the ownership of voting securities, by agreement or otherwise). For purposes of granting Options or Stock Appreciation Rights, an entity may not be considered an Affiliate of the Company unless the Company holds a “controlling interest” in such entity, where the term “controlling interest” has the same meaning as provided in Treasury Regulation Section 1.414(c)-2(b)(2)(i), provided that the language “at least 50 percent” is used instead of “at least 80 percent” and, provided further, that where granting of Options or Stock Appreciation Rights is based upon a legitimate business criterion, the language “at least 20 percent” is used instead of “at least 80 percent” each place it appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i).

d.
“Award” means any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Stock Bonus, Other Stock-Based Award, LTIP Unit, or Cash Award granted under the Plan.

e.
“Award Agreement” means any written or electronic agreement, contract or other instrument or document evidencing an Award, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan. Each Participant who is granted an Award shall enter into an Award Agreement.

f.
“Base Price” has the meaning set forth in Section 8(b) hereof.

g.
“Beneficial Owner” (or any variant thereof) has the meaning defined in Rule 13d-3 under the Exchange Act.

h.
“Board” means the Board of Directors of the Company.

i.
“By-Laws” means the third amended and restated by-laws of the Company, as may be further amended and/or restated from time to time.

j.
“Cash Award” means an Award granted pursuant to Section 12 hereof.

k.
“Cause” unless otherwise provided in an Award Agreement, shall have the meaning ascribed to such term in any individual employment, service or offer letter agreement (“Individual Agreement”) between the Company Group and the Participant or, in the absence of any Individual Agreement that defines cause, “Cause,” means, as determined by the Administrator, (i) the commission of an act of fraud or dishonesty by the Participant in the course of the Participant’s employment or service; (ii) the indictment of, or conviction of, or entering of a plea of guilty or nolo contendere by, the Participant for a crime constituting a felony or in respect of any act of fraud or dishonesty; (iii) the commission of an act by the Participant which would make the Participant or any member of the Company Group subject to being enjoined, suspended, barred or otherwise disciplined for violation of federal or state securities laws, rules or regulations, including a statutory disqualification; (iv) gross negligence or willful misconduct in connection with the Participant’s performance of the Participant’s duties with the Company Group or the Participant’s failure to comply with the term of any employment, consulting or other services, confidentiality, intellectual property or restrictive covenant agreements to which the Participant is subject; (v) the Participant’s willful failure to comply with any material policies or procedures of the Company Group applicable to such Participant, as in effect from time to time, provided that the Participant received a copy of such policies or notice that they have been posted on the applicable entity’s website or intranet prior to such compliance failure; or (vi) the Participant’s failure to perform the material duties in connection with the Participant’s position, unless the Participant remedies the failure referenced in this clause (vi) no later than ten (10) days following delivery to the Participant of a written notice from a member of the Company Group describing such failure in reasonable detail (provided that the Participant shall not be given more than one opportunity in the aggregate to remedy failures described in this clause (vi)).

l.
“Certificate of Incorporation” means the Articles of Amendment and Restatement of the Company, as amended by the Articles of Amendment, dated December 2, 2024 and the two Articles of Amendment, dated December 29, 2025, and as may be further amended and/or restated from time to time.

m.
“Change in Capitalization” means any (i) merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event, (ii) special or extraordinary dividend or other extraordinary distribution (whether in the form of cash, Common Stock, or other property), stock split, reverse stock split, subdivision or consolidation, (iii) combination or exchange of shares, or (iv) other change in corporate structure, which, in any such case, the Administrator determines, in its sole discretion, affects the Common Stock such that an adjustment pursuant to Section 5 hereof is appropriate.

n.
“Change in Control” means an event set forth in any one of the following paragraphs shall have occurred:

i.
any Person (or any group of Persons acting together which would constitute a “group” for purposes of Section 13(d) of the Exchange Act), is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (I) of paragraph (iii) below;

ii.
the following individuals cease for any reason to constitute a majority of the number of directors then serving on the Board: individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended;

iii.
there is consummated a merger or consolidation of the Company or any direct or indirect Subsidiary with any other corporation or other entity, other than (I) a merger or consolidation (A) which results in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary, more than fifty percent (50%) of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation and (B) immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the Company, the entity surviving such merger or consolidation or, if the Company or the entity surviving such merger or consolidation is then a subsidiary, the ultimate parent thereof, or (II) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities; or

iv.
the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is a consummated agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than (A) a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least fifty percent (50%) of the combined voting power of the voting securities of which are owned by stockholders of the Company following the completion of such transaction in substantially the same proportions as their ownership of the Company immediately prior to such sale or (B) a sale or disposition of all or substantially all of the Company’s assets immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the entity to which such assets are sold or disposed or, if such entity is a subsidiary, the ultimate parent thereof.

Notwithstanding the foregoing, for each Award that constitutes deferred compensation under Section 409A of the Code, and to the extent required to avoid accelerated taxation and/or additional taxes or penalties under Section 409A of the Code, a Change in Control shall be deemed to have occurred under the Plan with respect to such Award only if a change in the ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company shall also be deemed to have occurred under Section 409A of the Code.
o.
“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto, and the rules, regulations and notices promulgated thereunder.

p.
“Committee” means any committee or subcommittee the Board may appoint to administer the Plan. Subject to the discretion of the Board, the Committee shall be composed entirely of individuals who meet the qualifications of (i) a “non-employee director” within the meaning of Rule 16b-3 and (ii) any other qualifications required by the applicable stock exchange on which the Common Stock is traded. If at any time or to any extent the Board shall not administer the Plan, then the functions of the Administrator specified in the Plan shall be exercised by the Committee. Except as otherwise provided in the Certificate of Incorporation or By-Laws, any action of the Committee with respect to the administration of the Plan shall be taken by a majority vote at a meeting at which a quorum is duly constituted or unanimous written consent of the Committee’s members.

q.
“Common Stock” means the common stock, par value $.01 per share, of the Company.

r.
“Company” means Rithm Property Trust Inc., a Maryland corporation (or any successor company, except as the term “Company” is used in the definition of “Change in Control” above).

s.
“Company Group” means the Company, the Manager, or any of their Affiliates.

t.
“Disability” unless otherwise provided in an Award Agreement, shall have the meaning ascribed to such term in any Individual Agreement between the Company Group and the Participant or, in the absence of any such Individual Agreement that defines disability, “Disability” means, with respect to any Participant, that such Participant, as determined by the Administrator in its sole discretion, is (i) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months or (ii) by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Company Group.

u.
“Effective Date” has the meaning set forth in Section 20 hereof.

v.
“Eligible Recipient” means an officer, employee, non-employee director, independent contractor, advisor, or consultant of the Company or any Affiliate of the Company or any officer, employee, non-employee director, independent contractor, advisor, or consultant of the Manager or its Affiliates who provides services to the Company and who has been selected as an eligible participant by the Administrator; provided, however, to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, an Eligible Recipient of an Option or a Stock Appreciation Right means any such Person with respect to whom the Company is an “eligible issuer of service recipient stock” within the meaning of Section 409A of the Code.

w.
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

x.
“Exercise Price” means, with respect to any Option, the per share price at which a holder of such Option may purchase the Shares issuable upon the exercise of such Option.

y.
“Fair Market Value” of Common Stock or another security as of a particular date shall mean the fair market value as determined by the Administrator in its sole discretion; provided, however, that except as otherwise determined by the Administrator, (i) if the Common Stock or other security is admitted to trading on a national securities exchange, the fair market value on any date shall be the closing sale price reported on such date, or if no shares were traded on such date, on the last preceding date for which there was a sale of share of Common Stock or other security on such exchange, or (ii) if the Common Stock or other security is then traded in an over-the-counter market, the fair market value on any date shall be the average of the closing bid and asked prices for such share of Common Stock or other security in such over-the-counter market for the last preceding date on which there was a sale of such share of Common Stock or other security in such market.

z.
“Free Standing Right” has the meaning set forth in Section 8(a) hereof.

aa.
“Good Reason” unless otherwise provided in an Award Agreement, shall have the meaning ascribed to such term in any Individual Agreement between the Company Group and the Participant or, in the absence of any Individual Agreement that defines “Good Reason,” means the occurrence of any of the following events without the Participant’s consent (each a “Good Reason Condition”): (i) a material reduction in the Participant’s base salary, except pursuant to an across-the-board reduction similarly affecting substantially all similarly situated employees of the applicable member of the Company Group or (ii) a requirement that (other than for business-related travel normally required as part of the Participant’s duties) the Participant work primarily from an office or geographic location that is beyond a fifty (50) mile radius from the office or geographic location at which the Participant primarily works as of the Grant Date (provided that such requirement results in an increase in the Participant’s commute); provided that Good Reason shall be deemed not to have occurred unless (A) the Participant notifies the applicable member of the Company Group in writing of the first occurrence of the Good Reason Condition within ninety (90) days of the first occurrence of such condition and the Participant’s notice sets forth the facts and circumstances of the alleged Good Reason Condition, (B) the Participant cooperates in good faith with the applicable member of the Company Group’s efforts, for a period of not less than thirty (30) days following such notice (the “Cure Period”), to remedy the Good Reason Condition, (C) notwithstanding such efforts, the Good Reason Condition continues to exist after the end of the Cure Period and (D) the Participant terminates employment within thirty (30) days after the end of the Cure Period. If the applicable member of the Company Group cures the Good Reason Condition during the Cure Period, Good Reason shall be deemed not to have occurred.
bb.
“Incentive Stock Option” means an option to purchase shares of Common Stock granted pursuant to Section 7 hereof that is designated, in the applicable Award Agreement, as an “incentive stock option” within the meaning of Section 422 of the Code and otherwise meets the requirements to be an “incentive stock option” set forth in Section 422 of the Code.

cc.
“LTIP Unit” means an Award under Section 10 of an interest in the operating partnership affiliated with the Company.

dd.
“Manager” means RCM GA Manager LLC, a Delaware limited liability company, its assignee or any successor manager.

ee.
“Nonqualified Option” means an option to purchase shares of Common Stock granted pursuant to Section 7 hereof that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

ff.
“Option” means either an Incentive Stock Option or a Nonqualified Option.

gg.
“Other Stock-Based Award” means an Award granted pursuant to Section 11(a) hereof.

hh.
“Participant” means any Eligible Recipient selected by the Administrator, pursuant to the Administrator’s authority provided for in Section 3 hereof, to receive grants of Awards, and, upon such Eligible Recipient’s death, such Eligible Recipient’s successors, heirs, executors and administrators, as the case may be.

ii.
“Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof.

jj.
“Related Right” has the meaning set forth in Section 8(a) hereof.

kk.
“Restricted Stock” means Shares granted pursuant to Section 9 hereof subject to certain restrictions that lapse at the end of a specified period or periods.

ll.
Restricted Stock Unit” means the right, granted pursuant to Section 9 hereof, to receive an amount in cash or Shares (or any combination thereof) equal to the Fair Market Value of a Share subject to certain restrictions that lapse at the end of a specified period or periods.

mm.
“Rule 16b-3” has the meaning set forth in Section 3(a) hereof.

nn.
“Shares” means shares of Common Stock reserved for issuance under the Plan, as adjusted pursuant to the Plan, and any successor (pursuant to a merger, consolidation or other reorganization) security.

oo.
“Stock Appreciation Right” means the right to receive, upon exercise of the right, the applicable amounts as described in Section 8 hereof.

pp.
“Stock Bonus” means a bonus payable in fully vested Shares granted pursuant to Section 11(b) hereof.

qq.
“Subsidiary” means, with respect to any Person, as of any date of determination, any other Person as to which such first Person owns or otherwise controls, directly or indirectly, more than 50% of the voting shares or other similar interests or a sole general partner interest or managing member or similar interest of such other Person.

rr.
“Substitute Awards” means Awards granted or shares of Common Stock issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or with which a member of the Company Group (other than the Manager) combines.
ss.
“Transfer” has the meaning set forth in Section 18 hereof.

Section 3.   Administration
a.
The Plan shall be administered by the Administrator and shall be administered in accordance with the requirements of Rule 16b-3 under the Exchange Act (“Rule 16b-3”), to the extent applicable.

b.
Pursuant to the terms of the Plan, the Administrator, subject, in the case of any Committee, to any restrictions on the authority delegated to it by the Board, shall have the power and authority, without limitation:

i.
to select those Eligible Recipients who shall be Participants;

ii.
to determine whether and to what extent Awards are to be granted hereunder to Participants;

iii.
to determine the number of Shares to be covered by each Award granted hereunder;

iv.
to determine the terms and conditions, not inconsistent with the terms of the Plan, of each Award granted hereunder (including, but not limited to, (A) the restrictions applicable to Restricted Stock or Restricted Stock Units and the conditions under which restrictions applicable to such Restricted Stock or Restricted Stock Units shall lapse, (B) the performance criteria and periods applicable to Awards, (C) the Exercise Price of each Option and the Base Price of each Stock Appreciation Right, (D) the vesting schedule applicable to each Award, (E) the number of Shares or amount of cash or other property subject to each Award and (F) subject to the requirements of Section 409A of the Code (to the extent applicable), any amendments to the terms and conditions of outstanding Awards, including, but not limited to, extending the exercise period of such Awards and accelerating or waiving the vesting schedule or other conditions of such Awards);

v.
to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing Awards;

vi.
to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect;

vii.
to determine the Fair Market Value in accordance with the terms of the Plan;

viii.
to determine the duration and purpose of leaves of absence which may be granted to a Participant without constituting termination of the Participant1s employment or service for purposes of Awards granted under the Plan;

ix.
to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable;

x.
to prescribe, amend and rescind rules and regulations relating to sub-plans or addendums established for the purpose of satisfying applicable foreign laws or qualifying for favorable tax treatment under applicable foreign laws, which rules and regulations may be set forth in an appendix or appendices to the Plan or the applicable Award Agreement; and

xi.
to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement relating thereto), and to otherwise supervise the administration of the Plan and to exercise all powers and authorities either specifically granted under the Plan or necessary and advisable in the administration of the Plan.

c.
Notwithstanding the foregoing, but subject to Section 5 hereof, the Company may not, without first obtaining the approval of the Company’s stockholders, (i) amend the terms of outstanding Options or Stock Appreciation Rights to reduce the Exercise Price or Base Price, as applicable, of such Options or Stock Appreciation Rights, (ii) cancel outstanding Options or Stock Appreciation Rights in exchange for Options or Stock Appreciation Rights with an Exercise Price or Base Price, as applicable, that is less than the Exercise Price or Base Price of the original Options or Stock Appreciation Rights or (iii) cancel outstanding Options or Stock Appreciation Rights with an Exercise Price or Base Price, as applicable, that is above the current per share stock price, in exchange for cash, property or other securities.
d.
The Administrator’s determinations under the Plan (including without limitation, the selection of Participants, the form, amount and timing of Awards, the terms and provisions of Awards and the applicable Award Agreements, the modification or amendment of any award and the applicable Award Agreement, and the construction and interpretation of the terms and provisions of the Plan and any Award) need not be uniform and may be made by the Administrator selectively among Eligible Recipients or Participants whether or not such persons are similarly situated.

e.
All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all Persons, including the Company, Participants, Eligible Recipients and any Person claiming any rights under the Plan from or through any Participant. No member of the Administrator, the Board or the Committee, nor any officer or employee of the Company Group acting on behalf of the Administrator, the Board or the Committee, shall be personally liable for any action, omission, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Administrator, the Board or the Committee and each and any officer or employee of the Company Group acting on their behalf shall, to the maximum extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, omission, determination or interpretation.

f.
The Administrator may, in its sole discretion, delegate its authority, in whole or in part, under this Section 3 (including, but not limited to, its authority to grant Awards under the Plan, other than its authority to grant Awards under the Plan to any Participant who is subject to reporting under Section 16 of the Exchange Act) to one or more officers of the Company Group, subject to the requirements of applicable law or any stock exchange on which the Shares are traded.

Section 4.   Shares Reserved for Issuance; Certain Limitations; Director Compensation Limitation
a.
Subject to Section 4(b) hereof, the maximum number of shares of Common Stock reserved for issuance under the Plan shall be 400,000 Shares.

b.
Shares subject to an outstanding award under the 2016 Plan as of the Effective Date that are subsequently forfeited, cancelled, exchanged or surrendered, or if an outstanding award under the 2016 Plan as of the Effective Date otherwise terminates or expires without a distribution of Shares, the Shares with respect to such award under the 2016 Plan shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, become available for issuance under the Plan. For purposes of this Section 4(b), the number of Shares subject to an outstanding performance-based award under the 2016 Plan shall be calculated assuming that such award would have been achieved at maximum performance levels. Shares subject to an outstanding award under the 2016 Plan as of the Effective Date that are exchanged by a participant or withheld by the Company as full or partial payment in connection with the exercise of an option or stock appreciation right, as well as any Shares exchanged by a participant or withheld by the Company or any Subsidiary to satisfy the tax withholding obligations related to the exercise of any option or stock appreciation right under the 2016 Plan, shall not become available for issuance under the Plan pursuant to this Section 4(b), provided that Shares subject to an outstanding award under the 2016 Plan as of the Effective Date that are exchanged by a participant or withheld by the Company as full or partial payment in connection with the payment of any purchase price with respect to any award other than an option or stock appreciation right under the 2016 Plan, as well as any Shares exchanged by a participant or withheld by the Company or any Subsidiary to satisfy the tax withholding obligations related to any award other than an option or stock appreciation right under the 2016 Plan, shall become available for issuance under the Plan pursuant to this Section 4(b).

c.
Shares issued under the Plan may, in whole or in part, be authorized but unissued Shares or Shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any Shares subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of Shares to the Participant, the Shares with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan. Shares that are exchanged by a Participant or withheld by the Company as full or partial payment in connection with the exercise of any Option or Stock Appreciation Right, as well as any Shares exchanged by a Participant or withheld by the Company or any Subsidiary to satisfy the tax withholding obligations related to the exercise of any Option or Stock Appreciation Right under the Plan, shall not be available for subsequent Awards under the Plan. Shares that are exchanged by a Participant or withheld by the Company as full or partial payment in connection with the payment of any purchase price with respect to any Award other than an Option or Stock Appreciation Right under the Plan, as well as Shares exchanged by a Participant or withheld by the Company or any Subsidiary to satisfy the tax withholding obligations related to an Award other than an Option or Stock Appreciation Right shall again be available for Awards under the Plan. In addition, (i) to the extent an Award is denominated in Shares, but paid or settled in cash, the number of Shares with respect to which such payment or settlement is made shall again be available for grants of Awards pursuant to the Plan and (ii) Shares underlying Awards that can only be settled in cash, and any Substitute Awards, shall not be counted against the aggregate number of Shares available for Awards under the Plan.

d.
No Participant who is a non-employee director of the Company or any Subsidiary of the Company shall be granted Awards during any calendar year that, when aggregated with such non-employee director’s cash fees with respect to such calendar year, exceed $800,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for the Company’s financial reporting purposes). The Administrator may make exceptions to increase such limit to $1,000,000 for an individual non-employee director in extraordinary circumstances, such as where a non-employee director serves as the non-executive chairman of the Board or lead independent director, or as a member of a special litigation or transactions committee of the Board, as the Administrator may determine in its sole discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation involving such non-employee director.

Section 5.   Equitable Adjustments
a.
In the event of any Change in Capitalization (including a Change in Control), an equitable substitution or proportionate adjustment shall be made, in each case, in the manner determined by the Administrator, in its sole discretion, in (i) the aggregate number of Shares reserved for issuance under the Plan pursuant to Section 4 hereof, (ii) the kind and number of securities subject to, and the Exercise Price or Base Price of, any outstanding Options and Stock Appreciation Rights granted under the Plan, (iii) the kind, number and purchase price of Shares, or the amount of cash or amount or type of other property, subject to outstanding Restricted Stock, Restricted Stock Units, Stock Bonuses and Other Stock-Based Awards granted under the Plan, or (iv) the performance criteria and performance periods applicable to any Awards granted under the Plan; provided, however, that any fractional shares resulting from the adjustment shall be eliminated. Such other equitable substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. Any such adjustments shall be, as determined by the Administrator, in accordance with Sections 409A and/or 424 of the Code, to the extent applicable.

b.
Without limiting the generality of the foregoing, in connection with a Change in Capitalization (including a Change in Control), the Administrator may provide, in its sole discretion, but subject in all events to the requirements of Section 409A of the Code and Section 424 of the Code, to the extent applicable, for the cancellation of any outstanding Award in exchange for payment in cash or other property having an aggregate Fair Market Value equal to the Fair Market Value of the Shares, cash or other property covered by such Award, reduced by the aggregate Exercise Price or

Base Price thereof, if any; provided, however, that if the Exercise Price or Base Price of any outstanding Award is equal to or greater than the Fair Market Value of the Shares, cash or other property covered by such Award, the Administrator may cancel such Award without the payment of any consideration to the Participant.
c.
The determinations made by the Administrator pursuant to this Section 5 shall be final, binding and conclusive.

Section 6.   Eligibility
The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from those individuals that qualify as Eligible Recipients.
Section 7.   Options
a.
General.   Each Participant who is granted an Option shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, which Award Agreement shall set forth, among other things, the Exercise Price of the Option, the term of the Option and provisions regarding exercisability of the Option, and whether the Option is intended to be an Incentive Stock Option or a Nonqualified Option (and in the event the Award Agreement has no such designation, the Option shall be a Nonqualified Option). More than one Option may be granted to the same Participant and be outstanding concurrently hereunder. Options granted under the Plan shall be subject to the terms and conditions set forth in this Section 7 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable and set forth in the applicable Award Agreement.

b.
Exercise Price.   The Exercise Price of Shares purchasable under an Option shall be determined by the Administrator in its sole discretion at the time of grant, but, except as provided in the applicable Award Agreement or with respect to any Substitute Award and subject to Section 7(f) hereof, in no event shall the exercise price of an Option be less than one hundred percent (100%) of the Fair Market Value of the related Shares on the date of grant.

c.
Option Term.   The maximum term of each Option shall be fixed by the Administrator, but no Option shall be exercisable more than ten (10) years after the date such Option is granted. Each Option’s term is subject to earlier expiration pursuant to the applicable provisions in the Plan and the Award Agreement.

d.
Exercisability.   Each Option shall be exercisable at such time or times and subject to such terms and conditions, including the attainment of performance criteria, as shall be determined by the Administrator in the applicable Award Agreement. The Administrator may also provide that any Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the Administrator may determine in its sole discretion. Notwithstanding anything to the contrary contained herein, an Option may not be exercised for a fraction of a share.

e.
Method of Exercise.   Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of whole Shares to be purchased, accompanied by payment in full of the aggregate Exercise Price of the Shares so purchased in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion, with respect to any Option or category of Options, payment in whole or in part may also be made (i) by means of consideration received under any cashless exercise procedure approved by the Administrator (including the withholding of Shares otherwise issuable upon exercise), (ii) in the form of unrestricted Shares already owned by the Participant which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (iii) any other form of consideration approved by the Administrator and permitted by applicable law or (iv) any combination of the foregoing.

f.
Incentive Stock Options.   The terms and conditions of Incentive Stock Options granted hereunder shall be subject to the provisions of Section 422 of the Code and the terms, conditions, limitations and administrative procedures established by the Administrator from time to time in accordance with the Plan. At the discretion of the Administrator, Incentive Stock Options may be granted only to an employee of the Company, its “parent corporation” (as such term is defined in Section 424(e) of the Code), or its “subsidiary corporation” (as such term is defined in Section 424(f) of the Code). All of the Shares reserved for issuance under the Plan pursuant to Section 4(a) hereof (subject to adjustment as provided in Section 5 hereof) may be granted as Incentive Stock Options.

i.
Incentive Stock Option Grants to 10% Stockholders.   Notwithstanding anything to the contrary in the Plan, if an Incentive Stock Option is granted to a Participant who owns shares representing more than ten percent (10%) of the voting power of all classes of shares of the Company, its “parent corporation” (as such term is defined in Section 424(e) of the Code), or its “subsidiary corporation” (as such term is defined in Section 424(f) of the Code), the term of the Incentive Stock Option shall not exceed five (5) years from the time of grant of such Incentive Stock Option and the Exercise Price shall be at least one hundred and ten percent (110%) of the Fair Market Value of the Shares on the date of grant.

ii.
$100,000 Per Year Limitation For Incentive Stock Options.   To the extent the aggregate Fair Market Value (determined on the date of grant) of the Shares for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Options.

iii.
Disqualifying Dispositions.   Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date the Participant makes a “disqualifying disposition” of any Share acquired pursuant to the exercise of such Incentive Stock Option. A “disqualifying disposition” is any disposition (including any sale) of such Shares before the later of (i) two years after the date of grant of the Incentive Stock Option and (ii) one year after the date the Participant acquired the Shares by exercising the Incentive Stock Option. The Company may, if determined by the Administrator and in accordance with procedures established by it, retain possession of any Shares acquired pursuant to the exercise of an Incentive Stock Option as agent for the applicable Participant until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such Shares.

g.
No Liability.   Neither the Company nor the Administrator will be liable to a Participant, or to any other party, if an Incentive Stock Option fails or ceases to qualify as an “incentive stock option” under Section 422 of the Code.

h.
Rights as Stockholder.   Except as provided in the applicable Award Agreement, a Participant shall have no rights to dividends, dividend equivalents or distributions or any other rights of a stockholder with respect to the Shares subject to an Option until the Participant has given written notice of the exercise thereof, has paid in full for such Shares and has satisfied the requirements of Section 17 hereof.

i.
Termination of Employment or Service.   In the event of the termination of employment or service with the Company Group of a Participant who has been granted one or more Options, such Options shall be exercisable at such time or times and subject to such terms and conditions as set forth in the Award Agreement.

j.
Other Change in Employment or Service Status.   An Option shall be affected, both with regard to vesting schedule and termination, by leaves of absence, including unpaid and un-protected leaves of absence, changes from full-time to part-time employment, partial Disability or other changes in the employment status or service status of a Participant, in the discretion of the Administrator.

Section 8.   Stock Appreciation Rights
a.
General.   Stock Appreciation Rights may be granted either alone (“Free Standing Rights”) or in conjunction with all or part of any Option granted under the Plan (“Related Rights”). Related Rights may be granted either at or after the time of the grant of such Option. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Stock Appreciation Rights shall be made, the number of Shares to be awarded, the Base Price, and all other conditions of Stock Appreciation Rights. Notwithstanding the foregoing, no Related Right may be granted for more Shares than are subject to the Option to which it relates. Stock Appreciation Rights granted under the Plan shall be subject to the following terms and conditions set forth in this Section 8 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable, as set forth in the applicable Award Agreement.
b.
Base Price.   Except as provided in the applicable Award Agreement or with respect to any Substitute Award, each Stock Appreciation Right shall be granted with a base price that is not less than one hundred percent (100%) of the Fair Market Value of the related Shares on the date of grant (such amount, the “Base Price”).

c.
Rights as Stockholder.   Except as provided in the applicable Award Agreement, a Participant shall have no rights to dividends, dividend equivalents or distributions or any other rights of a stockholder with respect to the Shares, if any, subject to a Stock Appreciation Right until the Participant has given written notice of the exercise thereof and has satisfied the requirements of Section 17 hereof.

d.
Exercisability.

i.
Stock Appreciation Rights that are Free Standing Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator in the applicable Award Agreement.

ii.
Stock Appreciation Rights that are Related Rights shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of Section 7 hereof and this Section 8.

e.
Consideration Upon Exercise.

i.
Upon the exercise of a Free Standing Right, the Participant shall be entitled to receive up to, but not more than, that number of Shares equal in value to (i) the excess of the Fair Market Value of a share of Common Stock as of the date of exercise over the Base Price per share specified in the Free Standing Right, multiplied by (ii) the number of Shares in respect of which the Free Standing Right is being exercised.

ii.
A Related Right may be exercised by a Participant by surrendering the applicable portion of the related Option. Upon such exercise and surrender, the Participant shall be entitled to receive up to, but not more than, that number of Shares equal in value to (i) the excess of the Fair Market Value of a share of Common Stock as of the date of exercise over the Exercise Price specified in the related Option, multiplied by (ii) the number of Shares in respect of which the Related Right is being exercised. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.

iii.
Notwithstanding the foregoing, the Administrator may determine to settle the exercise of a Stock Appreciation Right in cash (or in any combination of Shares and cash).

f.
Termination of Employment or Service.

i.
In the event of the termination of employment or service with the Company Group of a Participant who has been granted one or more Free Standing Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as set forth in the Award Agreement.

ii.
In the event of the termination of employment or service with the Company Group of a Participant who has been granted one or more Related Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as set forth in the related Options.

g.
Term.

i.
The term of each Free Standing Right shall be fixed by the Administrator, but no Free Standing Right shall be exercisable more than ten (10) years after the date such right is granted.

ii.
The term of each Related Right shall be the term of the Option to which it relates, but no Related Right shall be exercisable more than ten (10) years after the date such right is granted.

h.
Other Change in Employment or Service Status.   Stock Appreciation Rights shall be affected, both with regard to vesting schedule and termination, by leaves of absence, including unpaid and un-protected leaves of absence, changes from full-time to part-time employment, partial Disability or other changes in the employment status or service status of a Participant, in the discretion of the Administrator.

Section 9.   Restricted Stock and Restricted Stock Units
a.
General.   Restricted Stock and Restricted Stock Units may be issued under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, Restricted Stock or Restricted Stock Units shall be made; the number of Shares to be awarded; the price, if any, to be paid by the Participant for the acquisition of Restricted Stock or Restricted Stock Units; the period of time prior to which Restricted Stock or Restricted Stock Units become vested and free of restrictions on Transfer (the “Restricted Period”); the applicable performance criteria (if any); and all other conditions of the Restricted Stock and Restricted Stock Units. If the restrictions, performance criteria and/or conditions established by the Administrator are not attained, a Participant shall forfeit the Participant’s Restricted Stock or Restricted Stock Units, in accordance with the terms of the grant.

b.
Awards and Certificates.

i.
Except as otherwise provided in Section 9(b)(iii) hereof, (A) each Participant who is granted an Award of Restricted Stock may, in the Company’s sole discretion, be issued a stock certificate in respect of such Restricted Stock; and (B) any such certificate so issued shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to any such Award. The Company may require that the stock certificates, if any, evidencing Restricted Stock granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any award of Restricted Stock, the Participant shall have delivered a stock transfer form, endorsed in blank, relating to the Shares covered by such award. Certificates for shares of unrestricted Common Stock may, in the Company’s sole discretion, be delivered to the Participant only after the Restricted Period has expired without forfeiture in respect of such Restricted Stock.

ii.
With respect to an Award of Restricted Stock Units to be settled in Shares, at the expiration of the Restricted Period, stock certificates in respect of the Shares underlying such Restricted Stock Units may, in the Company’s sole discretion, be delivered to the Participant, or the Participant’s legal representative, in a number equal to the number of Shares underlying the Award of Restricted Stock Units.

iii.
Notwithstanding anything in the Plan to the contrary, any Restricted Stock or Restricted Stock Units to be settled in Shares (at the expiration of the Restricted Period) may, in the Company’s sole discretion, be issued in uncertificated form.

iv.
Further, notwithstanding anything in the Plan to the contrary, with respect to Restricted Stock Units, at the expiration of the Restricted Period, Shares (either in certificated or uncertificated form) or cash, as applicable, shall promptly be issued to the Participant, unless otherwise deferred in accordance with procedures established by the Company in accordance with Section 409A of the Code, and such issuance or payment shall in any event be made no later than March 15th of the calendar year following the year of vesting or within such other period as is required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code.

c.
Restrictions and Conditions.   The Restricted Stock and Restricted Stock Units granted pursuant to this Section 9 shall be subject to the following restrictions and conditions and any additional restrictions or conditions as determined by the Administrator at the time of grant or, subject to Section 409A of the Code where applicable, thereafter:

i.
The Award Agreement may provide for the lapse of restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as set forth in the Award Agreement, including, but not limited to, the attainment of certain performance related goals, the Participant’s termination of employment or service with the Company Group, or the Participant’s death or Disability. Notwithstanding the foregoing, upon a Change in Control, the outstanding Awards shall be subject to Section 13 hereof.

ii.
Except as provided in the applicable Award Agreement, the Participant shall generally have the rights of a stockholder of the Company with respect to shares of Restricted Stock during the Restricted Period, including the right to vote such shares and to receive any dividends declared with respect to such shares. Except as provided in the applicable Award Agreement, the Participant shall generally not have the rights of a stockholder with respect to shares of Common Stock subject to Restricted Stock Units during the Restricted Period; provided, however, that, subject to Section 409A of the Code, an amount equal to any dividends declared during the Restricted Period with respect to the number of Shares covered by Restricted Stock Units may, to the extent set forth in an Award Agreement, be provided to the Participant. Notwithstanding the foregoing, any dividend or dividend equivalent awarded with respect to Restricted Stock or Restricted Stock Units shall, unless otherwise set forth in an applicable Award Agreement, be subject to the same restrictions, conditions and risks of forfeiture as the underlying Restricted Stock or Restricted Stock Units.

d.
Termination of Employment or Service.   The rights of Participants granted Restricted Stock or Restricted Stock Units upon termination of employment or service with the Company Group for any reason during the Restricted Period shall be set forth in the Award Agreement.

e.
Form of Settlement.   The Administrator reserves the right in its sole discretion to provide (either at or after the grant thereof) that any Restricted Stock Unit represents the right to receive the amount of cash per unit that is determined by the Administrator in connection with the Award.

Section 10.   LTIP Units
LTIP Units are intended to be profits interests in the operating partnership affiliated with the Company, if any (such operating partnership, if any, the “Operating Partnership”), the rights and features of which, if applicable, will be set forth in the agreement of limited partnership for the Operating Partnership (the “Operating Partnership Agreement”). Subject to the terms and provisions of the Plan and the Operating Partnership Agreement, the Administrator shall have sole and complete authority to determine the individuals to whom and the time or times at which any LTIP Units shall be granted, the number of such LTIP Units to be granted and the terms and conditions thereof. LTIP Units must be granted for service to the Operating Partnership. Each LTIP Unit awarded will be equivalent to an award of one Share for purposes of reducing the number of Shares available under the Plan on a one-for-one basis pursuant to Section 4.
Each LTIP Unit granted under the Plan shall vest at such times and under such conditions as shall be determined by the Committee and stated in the Award Agreement.
Section 11.   Other Stock-Based Awards and Stock Bonuses
a.
Other Stock-Based Awards.   Other forms of Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including but not limited to dividend equivalents, may be granted either alone or in addition to other Awards (other than in connection with Options or Stock Appreciation Rights) under the Plan. Any dividend or dividend equivalent awarded hereunder shall be subject to the same restrictions, conditions and risks of forfeiture as the underlying Award. Subject to the provisions of the Plan, the Administrator shall have sole and complete authority to determine the individuals to whom and the time or times at which such Other Stock-Based Awards shall be granted, the number of Shares to be granted pursuant to such Other Stock-Based Awards, or the manner in which such Other Stock-Based Awards shall be settled (e.g., in Shares, cash or other property), or the conditions to the vesting and/or payment or settlement of such Other Stock-Based Awards (which may include, but not be limited to, achievement of performance criteria) and all other terms and conditions of such Other Stock-Based Awards.
b.
Stock Bonuses.   In the event that the Administrator grants a Stock Bonus, the Shares constituting such Stock Bonus shall, as determined by the Administrator, be evidenced in uncertificated form or by a book entry record or a certificate issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is payable.

Section 12.   Cash Awards
The Administrator may grant Awards that are payable solely in cash, as deemed by the Administrator to be consistent with the purposes of the Plan, and such Cash Awards shall be subject to the terms, conditions, restrictions and limitations determined by the Administrator, in its sole discretion, from time to time. Cash Awards may be granted with value and payment contingent upon the achievement of performance criteria.
Section 13.   Change in Control Provisions
Except as provided in the applicable Award Agreement, in the event that (a) a Change in Control occurs and (b) either (i) an outstanding Award is not assumed or substituted in connection therewith or (ii) an outstanding Award is assumed or substituted in connection therewith and the Participant’s employment or service is terminated by the applicable member of the Company Group without Cause or by the Participant for Good Reason, in either case on or after the effective date of the Change in Control but prior to twelve (12) months following the Change in Control, then: (A) any unvested or unexercisable portion of any Award carrying a right to exercise shall become fully vested and exercisable; and (B) the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to an Award granted under the Plan shall lapse and such Awards shall be deemed fully vested and any performance conditions imposed with respect to such Awards shall be deemed to be achieved at actual performance levels
For purposes of this Section 13, an outstanding Award shall be considered to be assumed or substituted for if, following the Change in Control, the Award remains subject to the same terms and conditions that were applicable to the Award immediately prior to the Change in Control except that, if the Award related to Shares, the Award instead confers the right to receive common equity of the acquiring entity (or cash or such other security or entity as may be determined by the Administrator, in its sole discretion, pursuant to Section 5 hereof).
Section 14.   Voting Proxy
The Company reserves the right to require the Participant, to the fullest extent permitted by applicable law, to appoint such Person as shall be determined by the Administrator in its sole discretion as the Participant’s proxy with respect to all applicable unvested Awards of which the Participant may be the record holder of from time to time to (a) attend all meetings of the holders of the shares of Common Stock, with full power to vote and act for the Participant with respect to such Awards in the same manner and extent that the Participant might were the Participant personally present at such meetings, and (b) execute and deliver, on behalf of the Participant, any written consent in lieu of a meeting of the holders of the shares of Common Stock in the same manner and extent that the Participant might but for the proxy granted pursuant to this sentence.
Section 15.   Amendment and Termination
The Administrator may amend, alter or terminate the Plan, but no amendment, alteration, or termination shall be made that would materially impair the rights of a Participant under any outstanding Award without such Participant’s consent unless necessary or advisable for the purpose of conforming the Award to any applicable law, government regulation or stock exchange listing requirement relating to such

Award or to preserve the intended tax treatment of an Award (including, but not limited to, Section 409A of the Code). Notwithstanding the foregoing, no amendments to the Plan shall be effective without approval of the Company’s stockholders if stockholder approval of the amendment is then required pursuant to the Code or the rules of the primary stock exchange or stock market on which the Shares are then traded.
The Administrator may amend the terms of any outstanding Award, prospectively or retroactively, but, subject to Section 5 hereof and the immediately preceding sentence, no such amendment shall materially impair the rights of any Participant without the Participant’s consent; provided that the Administrator may amend the terms of any such Award to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Award to any applicable law, government regulation or stock exchange listing requirement relating to such Award or to preserve the intended tax treatment of an Award (including, but not limited to, Section 409A of the Code), and by accepting an Award under this Plan, the Participant thereby agrees to any amendment made pursuant to this Section 15 to such Award (as determined by the Administrator) without further consideration or action.
Section 16.   Unfunded Status of Plan
The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.
Section 17.   Withholding Taxes
Each Participant shall, no later than the date as of which the value of an Award first becomes includible in the gross income of such Participant for purposes of applicable taxes, pay to the Company, or make arrangements satisfactory to the Company regarding payment of, an amount in respect of such taxes up to the maximum statutory rates in the Participant’s applicable jurisdiction with respect to the Award, as determined by the Company. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant. Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any applicable withholding tax requirements related thereto as determined by the Company. Whenever Shares or property other than cash are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any related taxes to be withheld and applied to the tax obligations as determined by the Company; provided, that, with the approval of the Administrator, a Participant may satisfy the foregoing requirement by either (a) electing to have the Company withhold from such delivery Shares or other property, as applicable, or (b) by delivering already owned unrestricted shares of Common Stock, in each case, having a value not exceeding the applicable taxes to be withheld and applied to the tax obligations as determined by the Company. Such withheld Shares or other property or already owned and unrestricted shares of Common Stock shall be valued at their Fair Market Value on the date on which the amount of tax to be withheld is determined and any fractional share amounts resulting therefrom shall be settled in cash. Such an election may be made with respect to all or any portion of the Shares to be delivered pursuant to an award. The Company may also use any other method of obtaining the necessary payment or proceeds, as permitted by law, to satisfy its withholding obligation with respect to any Award as determined by the Company.
Section 18.   Transfer of Awards
Until such time as the Awards are fully vested in accordance with the Plan or an Award Agreement, no purported sale, assignment, mortgage, hypothecation, transfer, charge, pledge, encumbrance, gift, transfer in trust (voting or other) or other disposition of, or creation of a security interest in or lien on, any Award or any agreement or commitment to do any of the foregoing (each, a “Transfer”) by any holder thereof in violation of the provisions of the Plan or an Award Agreement will be valid, except with the prior written consent of the Administrator, which consent may be granted or withheld in the sole discretion of the Administrator. Any purported Transfer of an Award or any economic benefit or interest therein in violation of the Plan or an Award Agreement shall be null and void ab initio, and shall not create any obligation or liability of the Company, and any Person purportedly acquiring any Award or any economic benefit or interest therein transferred in violation of the Plan or an Award Agreement shall not be entitled to be recognized as a holder of any Shares or other property underlying such Award. Unless otherwise determined by the Administrator in accordance with the provisions of the immediately preceding sentence, an Option or Stock Appreciation Right may be exercised, during the lifetime of the Participant, only by the Participant or, during any period during which the Participant is under a legal disability, by the Participant’s guardian or legal representative.
Section 19.   No Claim to Awards; No Right to Continued Employment or Service
No Eligible Recipient or other Person shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Administrator’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated.
Neither the adoption of the Plan nor the grant of an Award hereunder shall confer upon any Eligible Recipient any right to continued employment or service with the Company Group, nor shall it interfere in any way with the right of the Company Group to terminate the employment or service of any of its Eligible Recipients at any time. References in this Plan to “employment”, “employees” or similar/related terms or concepts shall be construed to include “partnerships,” “partners” or similar/related terms or concepts where an individual’s relationship with the Company Group is based on their status being that of a partner of a partnership rather than as an employee. Any wording amendments necessary to give effect to such intent shall be implied into this Plan but shall not serve to imply an employment relationship between (i) the Company Group and (ii) an individual, where such an employment relationship did not exist previously.
Section 20.   Effective Date
The Plan was adopted by the Board on April 21, 2026 and shall become effective without further action as of the date that it is approved by the Company’s stockholders (the “Effective Date”).
Section 21.   Term of Plan
No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.
Section 22.   Securities Matters and Regulations
a.
Notwithstanding anything herein to the contrary, the obligation of the Company to sell or deliver Common Stock with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Administrator. The Administrator may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Administrator, in its sole discretion, deems necessary or advisable.

b.
Each Award is subject to the requirement that, if at any time the Administrator determines that the listing, registration or qualification of Common Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Common Stock, no such Award shall be granted or payment made or Common Stock issued, in whole or in part, unless such listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Administrator.

c.
In the event that the disposition of Common Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Common Stock shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Administrator may require a Participant receiving Common Stock pursuant to the Plan, as a condition precedent to receipt of such Common Stock, to represent to the Company in writing that the Common Stock acquired by such Participant is acquired for investment only and not with a view to distribution.
Section 23.   No Fractional Shares
No fractional Shares shall be issued or delivered pursuant to the Plan. The Administrator shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.
Section 24.   Beneficiary
A Participant may file with the Administrator a written designation of a beneficiary on such form as may be prescribed by the Administrator and may, from time to time, amend or revoke such designation by filing a new designation with the Administrator, or such other procedures as implemented by the Administrator. If no designated beneficiary survives the Participant, the executor or administrator of the Participant’s estate shall be deemed to be the Participant’s beneficiary.
Section 25.   Paperless Administration
In the event that the Company or the Administrator establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.
Section 26.   Severability
If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.
Section 27.   Clawback
Notwithstanding any other provisions in this Plan or any Award Agreement to the contrary, any Award (and/or any amounts received with respect to such Awards) shall be subject to recovery, reduction, cancellation, forfeiture, or recoupment to the extent necessary to comply with any law, government regulation or stock exchange listing requirement or any recoupment, clawback, and/or other forfeiture policy of the Company Group (whenever adopted), as applicable and as may be in effect from time to time. For the avoidance of doubt, any Award granted under the Plan shall be subject to the terms and conditions of the Clawback Policy of Rithm Property Trust Inc. or any successor policy.
Section 28.   Securities and Other Applicable Laws
No Participant will be permitted to acquire, or will have any right to acquire, Shares if such acquisition would be prohibited by any share ownership limits contained in Certificate of Incorporation or the By‑Laws or would impair the Company’s status as a REIT.
The obligation of the Company to settle Awards in Shares or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any term or condition of any Award to the contrary, the Company shall be under no obligation to deliver or offer to sell or to sell, and shall be prohibited from delivering or offering to sell or selling, and shall have no liability with respect to the foregoing, unless such delivery, distribution or sale, as applicable, complies with all applicable laws (including applicable securities laws) and the applicable requirements of any securities exchange or similar entity.

Section 29.   Section 409A of the Code
The Plan, any Award Agreements, as well as payments and benefits under the Plan, are intended to be exempt from, or to the extent subject thereto, to comply with Section 409A of the Code, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted in accordance therewith.
Notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or additional taxes, penalties, or interest under Section 409A of the Code, the Participant shall not be considered to have terminated employment or service with the Company Group for purposes of the Plan and no payment or benefits shall be due to the Participant under the Plan or any Award until the Participant would be considered to have incurred a “separation from service” within the meaning of Section 409A of the Code. Any payments described in the Plan that are due within the “short term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable law requires otherwise. Notwithstanding anything to the contrary in the Plan, to the extent that any Awards (or any other amounts payable hereunder) are nonqualified deferred compensation (within the meaning of Section 409A of the Code) and that would otherwise to made or payable to a “specified employee” (as determined under Section 409A of the Code) upon such individual’s separation from service, the settlement and payment of such Awards (or other amounts) shall instead be made on the first business day after the date that is six (6) months following such separation from service (or upon the Participant’s death, if earlier). Each amount to be paid or benefit to be provided under this Plan shall be construed as a separate identified payment for purposes of Section 409A of the Code. The Administrator shall have the sole authority to make any accelerated distributions permissible under Treas. Reg. Section 1.409A-3(j)(4) to Participants with respect to any deferred amounts, provided that such distributions meet the requirements of Treas. Reg. Section 1.409A-3(j)(4).
Neither the Company Group nor the Administrator make any representation that any Awards or any or all of the payments or benefits described in this Plan will be exempt from or comply with Section 409A of the Code and none of the foregoing are undertaking to preclude Section 409A of the Code from applying to any such payment. The Participant shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A of the Code.
Section 30.   Governing Law
The Plan shall be governed by and construed in accordance with the laws of the State of Maryland, without giving effect to the principles of conflicts of law or choice of law of such state.
Section 31.   Titles and Headings
The titles and headings of the sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.
Section 32.   Successors
The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.
Section 33.   Data Privacy
By participating in the Plan or accepting an Award or any rights granted under the Plan, each Participant consents to the collection, transfer and processing (in electronic or other form) of personal data by and between the Administrator and the Company Group for the purpose of implementing, administering and managing the Plan and Award Agreements, Awards granted under the Plan, and the Participant’s participation. Such personal information shall include, but not be limited to, data regarding participation in the Plan and Shares offered or received, purchased or sold under the Plan from time to time, name, home address, telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), details of all Awards and other appropriate financial and other data about the Participant and the Participant’s participation in the Plan. In addition to transferring the data amongst themselves as necessary for the purpose of implementation, administration, and management of this Plan and Awards and the Participant’s participation in this Plan, the Company Group and the Administrator each may transfer the data to any third parties assisting the Company or the Administrator in the implementation, administration, and management of this Plan and Awards and the Participant’s participation in this Plan. Recipients of the data may be located in the Participant’s country or elsewhere, and the Participant’s country and any given recipient’s country may have different data privacy laws and protections. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain and transfer the data (in electronic or other form) for the purposes of assisting the Administrator and the Company in the implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan.
Section 34.   Relationship to Other Benefits
No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare, or other benefit plan of the Company Group except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.
Section 35.   No Constraint on Corporate Action
Nothing contained in the Plan or any Award Agreement shall be construed to prevent or limit any member of the Company Group or any of their respective stockholders from taking any corporate action, including, but not limited to, any recapitalization, reclassification, changes of its capital or business structure, reorganization, merger, consolidation, dissolution or sale, whether or not such action would have an adverse effect on the Plan or any Awards thereunder.
Section 36.   No Duty to Inform Regarding Exercise Rights
None of the Company, the Administrator, the Board or any officer, director or employee of the foregoing shall have any duty to inform a Participant of the pending expiration of the period in which an Option or Share Appreciation Right may be exercised.

ANNUAL MEETING OF STOCKHOLDERS OF RITHM PROPERTY TRUST INC. June 2, 2026NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card and Annual Report on Form 10-K are available at www.astproxyportal.com/ast/29903Please sign, date and mail your proxy card in the envelope provided as soon as possible.Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES" IN THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 3, AND 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE xPlease detach along perforated line and mail in the envelope provided. 20430303000000001000 9 060226GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via equiniti.com/us/ast-access to enjoy online access.1. Election of Directors:O Paul Friedman O Mary Haggerty O Daniel Hoffman O Michael Nierenberg 2. To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2026. 3. To approve (on a non-binding advisory basis) the compensation of the named executive officers as described in the accompanying materials. 4. To approve the Rithm Property Trust Inc. 2026 Omnibus Incentive Plan. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposals 2, 3, and 4. If no direction is made, this proxy will be voted in the discretion of the proxy holder on any other business not specified above that is properly presented at the Annual Meeting or postponement thereof.FOR AGAINST ABSTAINFOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEESFOR ALL EXCEPT (See instructions below)NOMINEES:MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.FOR AGAINST ABSTAINFOR AGAINST ABSTAIN

14475RITHM PROPERTY TRUST INC. 799 Broadway New York, NY 10036 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The stockholder(s) hereby appoint(s) Michael Nierenberg and Nicola Santoro, Jr. either of them, as proxies, each with full power of substitution, and hereby authorize(s) them to rep-resent and vote, as designated on the reverse side, all the shares of Common Stock of RITHM PROPERTY TRUST INC. held of record by the undersigned on April 13, 2026, at the Annual Meeting of Stockholders to be held at 8:00 a.m. Eastern Time, on June 2, 2026, at Herbert Smith Freehills Kramer (US) LLP, 1177 Avenue of the Americas, New York, NY,10036, or any adjournment or postponement thereof. (Continued and to be signed on the reverse side)1.1